                                PB SERIES TRUST

                                     ANNUAL
                                     REPORT

                               DECEMBER 31, 1998

   PB Series Trust
   Annual Report
   For the Period Ending December 31, 1998

                                 Table of Contents

Contract Owners Letter..................................      1

Management's Discussion and Analysis....................      2

PB Series Trust Financial Statements

      Report of Independent Auditors....................     17

      Schedule of Investments...........................     18

      Statements of Assets and Liabilities..............     28

      Statements of Operations..........................     30

      Statements of Changes in Net Assets...............     32

      Financial Highlights..............................     36

      Notes to Financial Statements.....................     41

      Trustees and Executive Officers...................   Inside
                                                            Back
                                                            Cover

                             CONTRACT OWNERS LETTER

Dear Contract Owners:

As President of the PB Series Trust, I am pleased to bring you performance, market and portfolio activity information on the portfolios of the PB Series Trust ("Portfolios") for the fiscal year ended December 31, 1998.

The Peoples Benefit Variable Annuity represents a variety of Investment Managers and a diverse choice of investment disciplines with distinctly different management styles. Under the direction of the PB Series Trust Board of Trustees and the Investment Managers, the Portfolios continue to deliver competitive returns while providing its shareholders with a quality portfolio of investments.

On the following pages are the schedule of investments, financial statements and footnotes for the PB Series Trust as of December 31, 1998.

My sincere thanks for your continued support of the Peoples Benefit Variable Annuity and the PB Series Trust. If you should have any comments, please do not hesitate to contact us.

Sincerely,

        [LOGO]

Thomas J. Hartlage
President

January 21, 1999

MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1998

PB SERIES TRUST INVESTMENT PORTFOLIOS
PORTFOLIOS MANAGED BY ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C.

The PB Series Trust Lifestyle Portfolios began operation on May 9, 1997. These portfolios are designed for long-term investors who seek a diversified portfolio of high-quality securities with a targeted level of risk.

Five separate Lifestyle Portfolios make up the series. Each Lifestyle Portfolio invests in two or more of the following investment classes: US money market securities, US bonds, US common stocks, and international stocks. A Portfolio's exposure to each investment class is carefully set to reflect the risk characteristics appropriate for that particular portfolio.

Risk is defined as the possibility of loss. In general the lower the risk of an investment, the lower the potential return. The higher the risk of an investment, the higher the potential return. Money-market investments are usually considered lower risk, lower-return investments, while common stocks are considered higher risk, higher-return investments.

Atlanta Capital Management Company, L.L.C. manages investment portfolios of US bonds and US stocks for the Lifestyle Portfolios. US bonds are managed in the PB Series Trust Fixed Income Fund, an intermediate-maturity bond fund of investment grade issues. US stocks are managed in the PB Series Trust High Quality Stock Fund, a widely diversified portfolio of high-quality US stocks in all capitalization ranges.

Blairlogie Capital Management of Scotland manages the international-stock portfolio for the Lifestyle Portfolios with the PB Series Trust International Active Fund. Federated Investment Counseling of Pittsburgh, Pennsylvania manages the money-market portfolio for the Lifestyle Portfolios with the PB Series Trust Money Market Fund.

The Capital Preservation Lifestyle Portfolio is the most conservative and least risky of the five Lifestyle Portfolios. Its investment allocation is 50% money-market securities and 50% US bonds. This portfolio generated a total return (income plus price change) of 5.17% during 1998. This compares with returns of 5.38% for US Treasury bills over the same period. For the three months ending 12/31/98, the portfolio returned -.52%, compared with 1.15% for Treasury bills. Since inception, this portfolio has increased 10.34% as compared to 9.09% for Treasury bills.

The Income Oriented Lifestyle Portfolio is a moderate-risk portfolio designed to produce an attractive level of current income with moderate prospects for growth. Its investment allocation is 28% US common stocks, 7% international stocks, 50% US bonds, and 15% money-market securities. In 1998, the portfolio returned 7.73% compared with 24.14% for US stocks as measured by the Russell 3000 stock index, and 7.85% for US bonds as measured by the Lehman Intermediate Aggregate Bond index. For the three months ending 12/31/98, the portfolio returned 3.92%, compared with 21.43% for the Russell 3000 and .49% for the Lehman Intermediate Aggregate. International stocks as measured by the MSCI Europe, Australasia and Far East (EAFE) stock index increased over 20% during this reporting period and modestly added to the performance of the portfolio. From inception, the portfolio has increased 17.25%. The Russell 3000 has increased 49.44% and the Lehman Intermediate Index increased 15.05%.

The Growth & Income Lifestyle Portfolio is a moderate-risk portfolio designed to provide a balance between current income and growth. Its investment mix is 40% US stocks, 10% international stocks, 40% US bonds, and 10% money-market securities. In 1998, the portfolio returned 9.33%. For the three months ending 12/31/98, the portfolio returned 6.84%. Since inception, the portfolio has returned 20.54%.

The Capital Growth Lifestyle Portfolio is a more aggressive, less conservative portfolio with an emphasis on growth of capital. Its investment mix is 60% US stocks, 15% International stocks, and 25% US bonds. In 1998, the portfolio returned 10.65%. For the three months ending 12/31/98, the portfolio returned 10.39%. Since inception, the portfolio has returned 24.67%.

The Maximum Appreciation Portfolio is the most aggressive, least conservative portfolio in the PB Series of Lifestyle Portfolios. Its investment mix is 80% US stocks and 20% international stocks. In 1998, the portfolio returned 12.28%. For the three months ending 12/31/98, the portfolio returned 10.39%. Since inception, the Maximum Appreciation Portfolio is up 28.92%.

PERFORMANCE ATTRIBUTION

The year 1998 was characterized by strong economic growth and low inflation, a near perfect environment for investors, and a repeat of 1997. US stocks turned in their fourth consecutive "20% plus" year of returns, an unprecedented string of strong performances. US bond prices rose sharply in the second half of the year as inflation remained benign and a currency crisis erupted in Russia. The Russian financial crisis and ensuing worldwide credit panic led the Federal Reserve to lower short-term interest rates three times in the fall. The crises and record-high valuations combined to create a significant "correction" in the stock market lasting six weeks and measuring almost 20%. There was an associated flight to U.S. Treasury securities and away from all other less credit-worthy securities. However, quick reassurance from the Federal Reserve reversed the declines, and the last four months in the stock market were extraordinarily strong. Broad-market averages increased almost 30% from the bottom and hit new highs.

OUTLOOK

As we said last year, we doubt that investors will enjoy the same level of return in 1999 as they did in 1998. The favorable fundamentals of good growth and low inflation seem likely to remain in place although earnings growth is questionable. The key will be whether the Federal Reserve maintains its favorable monetary stance. With valuations back in record-high ranges, we remain cautious on the equity markets, but recognize the favorable financial environment may continue and generate another year of positive returns from both the equity and fixed income markets. International stocks, as measured by the EAFE Stock Index, rebounded sharply in the fourth quarter, but have underperformed for seven years. We are optimistic that foreign markets will improve over the next several years.

HIGH QUALITY STOCK FUND
FUND MANAGED BY ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C.

In an abrupt and extraordinary reversal, the U.S. stock market indices surged to new highs in the fourth quarter of 1998, easily erasing the 10% decline of the third quarter. The large capitalization dominated indices increased over 20% during the quarter, in one of the strongest periods in recent history. The market ignored the international weakness and political turmoil at home and focused on the continuation of strong economic growth, low inflation, and the full flow of liquidity made available by the Federal Reserve.

The market averages, however, did not reflect what happened to most investors during the fourth quarter or in all of 1998. Dramatic differences in stock prices occurred during 1998: very few large-capitalization issues ($50 billion market value and higher) propelled the averages to new highs, but the majority of individual stocks actually declined in price. In fact, just 15 of these mega-capitalization issues accounted for over one-half of the S&P 500's 1998 return.

For 1998, mega-large was excellent, large was good, and all the rest were mediocre or negative. This can be seen in the following chart showing equal-weighted data.

                                                     AVG. MKT.      % WT.       '98 PRICE      % OF ISSUES
EQUAL-WEIGHTED DATA                                     CAP         INDEX        CHANGE         DECLINING
--------------------------------------------------  -----------     -----     -------------  ---------------
Largest 50 stocks                                    $    106b           55%           44%             10%
Next 150 largest                                     $     20b           31%           29%             24%
Smallest 300                                         $      5b           14%           (1)%            55   %
All 500 stocks                                      $      20b          100 %          13%             41   %

The average stock in the S&P 500, as represented by the equal-weighted data on the 500 stocks, rose 13.8% with 41% declining compared to the 27% price increase of the weighted average.

The High Quality Stock Fund posted a total return of 16.3% gross of fees, equivalent to a return of 16.2% in net asset value. This compares with an increase of 21.4% in the Russell 3000 index. Relative to other mutual funds, the fund ranked somewhat below average at the 66th percentile of the Lipper Growth and Income Funds database. The median mutual fund increased 18.0%

Since inception, the High Quality Stock Fund has achieved a competitive performance record despite its overweighting in medium- and small-capitalization stocks. The fund has increased 30.0% since June 30, 1997, gross before management fees and operating expenses. While this is behind the long-term benchmark return of the 38.9% for the Russell 3000 index, it is about average in a universe of funds which had a median return of 29.3% for the eighteen months.

PERFORMANCE ATTRIBUTION

With a weighting of 25% in small-capitalization stocks versus the benchmark's 11% weight, and with 16% invested in medium-cap companies versus an 11% benchmark weighting, the portfolio was positioned to underperform the benchmark by 1.2% in the quarter, assuming index returns. With the market very narrowly based, our high quality and equal-weighted strategies, which equal weight smaller companies with larger companies within each subportfolio, caused all three subportfolios, large, medium, and small, to increase less than their individual benchmarks in the quarter.

The attribution analysis reveals the same pattern since inception. The heavier allocation to medium and smaller stocks, in an effort to capture the historically superior returns, has been a detriment to performance of 6.3% since inception. However, the stock selection has added 2.4% over and above index returns, significantly more than we expected. Our large-cap stocks have trailed the S&P 500 by 4.8% cumulatively, due to our equal weighting strategy. However, the medium-cap portfolio only slightly trailed the Wilshire 750 by .5% cumulatively. The small-cap portfolio has increased 26.9% as compared to an increase of only 8.2% in the Russell 2000, or an advantage of 1873 basis points in less than 20 months, and gave the combined portfolios a positive stock selection score.

We continue to maintain an overweighting, 43% to 22%, in medium and smaller companies, relative to the Russell 3000. Their significant underperformance has led to an even stronger fundamental advantage in terms of valuation as compared to large-cap stocks. We fully expect that valuation gap to be closed, and with the easing of interest rates, we are beginning to see signs of that occurring.

OUTLOOK

For the past three years, economic forecasters--ourselves included--have been anxiously anticipating a slower, more sustainable 2.0%-2.5% growth rate in economic activity. But the strength in capital spending and consumer spending kept fooling us and aggregate economic growth surprised on the upside. In 1998, real gross domestic product (GDP) grew about 3.5%, down a bit from 1997 but very solid by historic standards. In 1999, with much of Asia and Latin America mired in recession, we forsee US growth on the order of 2.0%. The bond market, but not the stock market, will welcome slower growth.

A surprising aspect of the 1998 economy is that, despite its strength, it produced no growth in corporate profits. When all the numbers are in, profits as reported in the GDP accounts and by the S&P 500 should show a decline of 1%-2% for the fourth quarter of 1998 versus the prior year. We are expecting very little corporate profit growth in 1999 as tight labor markets here in the US pressure costs and worldwide over-capacity in a variety of industries pressures product prices. Weak profits imply weak capital spending, a key driver of economic activity over the past five years.

With US growth slowing and much of the developing world in recession, the Federal Reserve should maintain a neutral to accommodative monetary policy. And given the record high levels of equity valuations, a friendly Fed is crucial to the sustainability of equity prices. Sharply divergent equity markets like we saw in 1998 are not healthy and do not bode well for future price appreciation. Normally these divergences "get corrected" by the leaders falling to meet the laggards, not the laggards rising to meet the leaders. We remain cautious on the prospects for stocks, but can't become too negative given the favorable monetary environment and the prospects for continued low inflation.

FIXED INCOME FUND
FUND MANAGED BY ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C.

For the quarter ended 12-31-98, the fund returned 0.58% on a gross-of-fees basis versus 0.49% for the Lehman Intermediate Aggregate Index. For the year 1998, the fund returned 8.69% gross-of-fees while the Lehman Intermediate Aggregate Index returned 7.85%.

PERFORMANCE ATTRIBUTION

During the fourth quarter, a rebound in the equity markets and improved outlook for the U.S. economy, spurred on by two Fed rate cuts (September 29th and October 15th), moved Treasury yields higher beginning in the second half of October. Treasuries underperformed all non-Treasury issues as the "flight-to-quality" reversed itself. Nevertheless, for 1998, Treasuries outperformed all other sectors followed by agencies, asset-backed securities
(ABS), mortgage-backed securities (MBS), and corporates, on a duration-adjusted basis. The fund benefited greatly in 1998 by being overweighted in Treasuries and very liquid agency issues. In November, we added a corporate issue to take advantage of the higher corporate yields relative to similar-duration Treasuries.

OUTLOOK

Going forward, we believe Asian and Latin American economies will continue to act as a speed break for the U.S. economy and to lower inflation. Though yields have backed up since their lows in the third quarter, we will continue to manage the duration in a 100 to 110 percent range of the benchmark duration.

INTERNATIONAL ACTIVE FUND
FUND MANAGED BY BLAIRLOGIE CAPITAL MANAGEMENT

A mainstream equity investor who disappeared into the Himalayas in January 1998 and returned to what we call civilization around Christmas should have been pretty pleased with the performance of his portfolio. In 1998 the World index was up 24.8%, EAFE 20.3% and Europe 28.9%. Our investor might be astonished that market pundits and senior Washington officials had described the world as "facing the most dangerous economic threat since the 1930's" during a market panic in late summer. But then he might reflect that the people who said this were either in finance themselves, or government types whose job is to ease the pain of financiers. By year-end most indexes had made up lost ground. Taken from point to point, 1998 was an excellent year in the major markets.

Emerging markets were a different story. The overall index fell 25.3% as Asian problems rumbled on, Russia collapsed and money poured out of Latin America. Most of Emerging Asia remained in a deflationary state, although Korea, Thailand and the Philippines had good markets. Malaysia ceased to be the WUNDERKIND of the East, with its leader lashing around for scapegoats as its economy imploded. Malaysia got itself expelled from the EAFE and Emerging Market indices as a result of its market-unfriendly policies. The Russian debt default was one of the triggers of the summer global financial panic. The market fell 83% in 1998, although rose strongly in the last quarter as a semblance of political stability returned. Latin America suffered more from financial contagion hitting its markets than from real economic downturn, and the regional index fell 35.1%.

PERFORMANCE ATTRIBUTION

Our overweighing of Continental Europe at the expense of Asia and the UK benefited performance. Strong market gains occurred in countries such as Spain (50.6%), Italy (53.2%), France (42.1%) and Portugal (27.9%) all of which we are heavily weighted relative to EAFE. Also strong stock performances in France, Italy and Finland helped to contribute to the overperformance against the index.

OUTLOOK

Looking at the patterns we see in our top down data. We believe that global economic growth will remain subdued in 1999. G7 growth in 1998 was just under 2% and the consensus is looking for 1.5% this year. This is significantly below the long term trend of 2-2.5% from the world's leading economies. As a result above-average profits growth should continue to command a premium. Of the 48 markets monitored by us 46 saw their mean estimates fall during the past two months while 42 saw more downgrades than upgrades to 12 month eps estimates. We believe that further disappointments to brokers' forecasts will be seen in the US and Europe where bottom up numbers look unrealistic but as stated above, Europe's growth should still be respectable. In Asia we expect stability during the first half with true recovery creeping through only later in the year.

How much of a safety net is provided by present valuations? In developed markets we see mixed signals. Cheapness is only apparent when measured historically against cash and bond yields. Otherwise market multiples vary widely. The only distinct message (and one which concerns us) is that the US market as defined by MSCI looks overvalued by 49% against book value, by 47% against cash flow and by 41% against earnings. Moreover, it is one of the few markets which seems stretched when placed against long bonds and cash rates. It is only fair to point out that these are statistical averages based upon a large cap index and that many US sub-sectors have experienced much less gains in stock prices. In emerging markets there is a clear pattern of cheapness at least outside of Asia. Prospective p/e are as low as 4x in places like Turkey and Venezuela while an average price/book multiple of 0.5x is available in Brazil. Discounts to normal multiples range typically from 35-60%. The main obstacle to a sudden upward reversion in smaller markets would be the apparent need for correction or consolidation in psychologically important developed markets such as the US. It is difficult to imagine emerging markets booming if large markets fall and in any event it would be reckless to assume that the global investor's aversion to emerging market risk has evaporated.

The brightest aspect in our view is the likelihood of easy money policies continuing. Globally we are aware of an absence of inflation and in certain Asian countries we have witnessed successive months of outright deflation. We expect more rate cuts from G7 banks and this extra liquidity could at least help cushion the sluggishness in the real economy which we highlighted above.

MONEY MARKET FUND
FUND MANAGED BY FEDERATED INVESTMENT COUNSELING

PB Series Trust Money Market Fund (the "Fund") invests exclusively in short-term debt instruments. The average maturity of these securities, computed on a dollar weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

Economic growth during the second half of 1998 resumed its above-average pace, after a brief slowdown in the second quarter. Specifically, third quarter GDP registered 3.9% while fourth quarter is estimated to be in the 4% range. Despite the high growth, though, inflation remained subdued by all measures. The consumer price index rose just 1.6% for the 12 months ending December 31, 1998. For the same time period, the producer price index actually declined 0.2%, due mostly to a decline in food and energy prices, while the employment cost index grew 3.8% on an annualized basis through the end of the third quarter.

Thirty day commercial paper started the period at 5.77% on January 1, 1998, hovered in the 5.5% range area until September 23 when expectations began to surface about the Fed lowering rates, and then dropped as low as 4.90% on November 20, 1998 before rising to end the period at 4.98%.

The money market yield curve looked lower but similarly shaped from 12/31/97 to 12/31/98. One month commercial paper rates declined 79 basis points while six month rates declined 76 basis points reflecting the concern in the market about the lack of liquidity in the U.S. credit markets. The Fed responded to this by lowering the Fed Funds target rate three times during the period--25 basis points on September 29, 25 basis points on October 15 and 25 basis points on November 17 to end the period with a 4.75% target rate. The Fed also lowered the discount rate twice by 25 basis points to 4.75% on October 15 and by 25 basis points on November 17 to 4.50%.

During the 12 months ended December 31, 1998, the net assets of the Money Market Fund increased from $2,361,341 to $2,227,268 while the 7-day net yield decreased from 5.59% to 5.18%. The effective average maturity of the Fund on December 31, was 6 days.

PERFORMANCE GRAPHS

The following graphs illustrate the change of a $10,000 investment in each of the Portfolios and Funds in comparison to its respective market indices. The chart assumes that an investor starts with $10,000 and shows the changes in that investment from May 9, 1997 (commencement of operations) to December 31, 1998.

                             COMPARISON OF $10,000
              CAPITAL PRESERVATION PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CAPITAL PRESERVATION   COMPOSITE INDEX
5/9/97               $10,000.00         $10,000.00
5/31/97              $10,020.00         $10,046.00
6/30/97              $10,105.00         $10,116.00
7/31/97              $10,239.00         $10,240.00
8/31/97              $10,234.00         $10,241.00
9/30/97              $10,307.00         $10,330.00
10/31/97             $10,386.00         $10,408.00
11/30/97             $10,420.00         $10,441.00
12/31/97             $10,492.00         $10,509.00
1/31/98              $10,579.00         $10,596.04
2/28/98              $10,589.00         $10,618.82
3/31/98              $10,629.00         $10,662.68
4/30/98              $10,671.00         $10,716.21
5/31/98              $10,733.00         $10,776.97
6/30/98              $10,784.00         $10,832.58
7/31/98              $10,825.00         $10,878.72
8/31/98              $10,949.00         $10,975.44
9/30/98              $11,092.00         $11,112.74
10/31/98             $11,102.00         $11,127.41
11/30/98             $11,122.00         $11,156.56
12/31/98             $11,034.00         $11,204.20

                               SINCE
TOTAL RETURN*                INCEPTION     1998
--------------------------  -----------  ---------

Capital Preservation
 Portfolio                      10.34%       5.17%

Composite Index                 12.04%       6.62%

+50% Lehman Brothers Intermediate Aggregate Index, 50% of U.S. Treasury Bill Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1998. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 INCOME ORIENTED PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INCOME ORIENTED    COMPOSITE INDEX
5/9/97            $10,000.00         $10,000.00
5/31/97           $10,060.00         $10,124.00
6/30/97           $10,230.00         $10,337.00
7/31/97           $10,540.00         $10,686.00
8/31/97           $10,388.00         $10,494.00
9/30/97           $10,663.00         $10,773.00
10/31/97          $10,618.00         $10,680.00
11/30/97          $10,720.00         $10,808.00
12/31/97          $10,884.00         $10,928.00
1/31/98           $10,966.00         $11,051.55
2/28/98           $11,252.00         $11,331.15
3/31/98           $11,467.00         $11,541.35
4/30/98           $11,509.00         $11,618.33
5/31/98           $11,458.00         $11,582.78
6/30/98           $11,560.00         $11,739.95
7/31/98           $11,467.00         $11,720.82
8/31/98           $11,027.00         $11,201.59
9/30/98           $11,283.00         $11,511.76
10/31/98          $11,559.00         $11,840.53
11/30/98          $11,764.00         $12,103.63
12/31/98          $11,725.00         $12,385.52

                            SINCE
TOTAL RETURN*             INCEPTION     1998
-----------------------  -----------  ---------

Income Oriented
 Portfolio                   17.25%       7.73%

Composite Index              23.86%      13.34%

+50% Lehman Brothers Intermediate Aggregate Index, 15% of U.S. Treasury Bill Index, 7% MSCI EAFE Index, 28% Russell 3000 Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1998 (commencement of operations) to December 31, 1998. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 GROWTH & INCOME PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GROWTH & INCOME     COMPOSITE INDEX
5/9/97             $10,000.00         $10,000.00
5/31/97            $10,075.00         $10,156.00
6/30/97            $10,267.00         $10,426.00
7/31/97            $10,648.00         $10,857.00
8/31/97            $10,446.00         $10,588.00
9/30/97            $10,803.00         $10,944.00
10/31/97           $10,687.00         $10,766.00
11/30/97           $10,823.00         $10,935.00
12/31/97           $11,025.00         $11,074.00
1/31/98            $11,098.00         $11,206.06
2/28/98            $11,498.00         $11,604.89
3/31/98            $11,807.00         $11,893.04
4/30/98            $11,838.00         $11,980.21
5/31/98            $11,735.00         $11,895.39
6/30/98            $11,858.00         $12,098.33
7/31/98            $11,704.00         $12,048.36
8/31/98            $10,995.00         $11,229.80
9/30/98            $11,283.00         $11,597.24
10/31/98           $11,673.00         $12,069.59
11/30/98           $11,962.00         $12,440.61
12/31/98           $12,054.00         $12,832.12

                             SINCE
TOTAL RETURN*              INCEPTION     1998
------------------------  -----------  ---------

Growth & Income
 Portfolio                    20.54%       9.33%

Composite Index               28.32%      15.87%

+40% Lehman Brothers Intermediate Aggregate Index, 10% U.S. Treasury Bill Index, 10% MSCI EAFE Index, 40% Russell 3000 Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1998. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 CAPITAL GROWTH PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CAPITAL GROWTH    COMPOSITE INDEX
5/9/97           $10,000.00         $10,000.00
5/31/97          $10,094.00         $10,209.00
6/30/97          $10,346.00         $10,575.00
7/30/97          $10,833.00         $11,151.00
8/31/97          $10,553.00         $10,744.00
9/30/97          $11,039.00         $11,232.00
10/31/97         $10,812.00         $10,908.00
11/30/97         $11,001.00         $11,149.00
12/31/97         $11,267.00         $11,321.00
1/30/98          $11,314.00         $11,468.53
2/28/98          $11,926.00         $12,072.57
3/31/98          $12,386.00         $12,498.61
4/30/98          $12,405.00         $12,603.98
5/31/98          $12,222.00         $12,430.92
6/30/98          $12,375.00         $12,715.47
7/31/98          $12,120.00         $12,609.93
8/31/98          $10,956.00         $11,258.27
9/30/98          $11,293.00         $11,723.69
10/31/98         $11,884.00         $12,438.01
11/30/98         $12,333.00         $12,996.73
12/31/98         $12,467.00         $13,583.01

                           SINCE
TOTAL RETURN*            INCEPTION     1998
----------------------  -----------  ---------

Capital Growth
 Portfolio                  24.67%      10.65%

Composite Index             35.83%      19.98%

+25% Lehman Brothers Intermediate Aggregate Index, 15% MSCI EAFE Index, 60% Russell 3000 Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1998. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
              MAXIMUM APPRECIATION PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MAXIMUM APPRECIATION     COMPOSITE INDEX
5/9/97                  $10,000.00         $10,000.00
5/31/97                 $10,113.00         $10,263.00
6/30/97                 $10,423.00         $10,718.00
7/31/97                 $10,999.00         $11,426.00
8/31/97                 $10,650.00         $10,885.00
9/30/97                 $11,263.00         $11,501.00
10/31/97                $10,910.00         $11,015.00
11/30/97                $11,155.00         $11,331.00
12/31/97                $11,482.00         $11,532.00
1/31/98                 $11,504.00         $11,686.27
2/28/98                 $12,338.00         $12,505.60
3/31/98                 $12,937.00         $13,078.98
4/30/98                 $12,969.00         $13,202.97
5/31/98                 $12,684.00         $12,930.19
6/30/98                 $12,866.00         $13,300.13
7/31/98                 $12,500.00         $13,134.54
8/31/98                 $10,842.00         $11,199.95
9/30/98                 $11,219.00         $11,743.04
10/31/98                $12,022.00         $12,701.62
11/30/98                $12,622.00         $13,453.81
12/31/98                $12,892.00         $14,244.76

                                  SINCE
TOTAL RETURN*                   INCEPTION     1998
-----------------------------  -----------  ---------

Maximum Appreciation
 Portfolio                         28.92%      12.28%

Composite Index                    42.45%       23.52

+20% MSCI EAFE Index, 80% Russell 3000 Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1998. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 HIGH QUALITY STOCK FUND VS. RUSSELL 3000 INDEX
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           HIGH QUALITY STOCK   RUSSELL 3000
5/9/97              $10,000.00     $10,000.00
5/31/97             $10,153.00     $10,329.00
6/30/97             $10,426.00     $10,758.00
7/31/97             $11,106.00     $11,602.00
8/31/97             $10,904.00     $11,131.00
9/30/97             $11,532.00     $11,762.00
10/31/97            $11,266.00     $11,367.00
11/30/97            $11,598.00     $11,802.00
12/31/97            $11,972.00     $12,038.00
1/31/98             $11,886.00     $12,100.34
2/28/98             $12,772.00     $12,965.99
3/31/98             $13,344.00     $13,608.59
4/30/98             $13,333.00     $13,742.36
5/31/98             $12,895.00     $13,403.20
6/30/98             $13,110.00     $13,856.36
7/31/98             $12,559.00     $13,604.73
8/31/98             $10,908.00     $11,520.62
9/30/98             $11,520.00     $12,306.44
10/31/98            $12,304.00     $13,240.63
11/30/98            $12,906.00     $14,050.42
12/31/98            $13,382.00     $14,943.47

                           SINCE
TOTAL RETURN*            INCEPTION     1998
----------------------  -----------  ---------

High Quality Stock
 Fund                       33.82%      11.78%

Russell 3000 Index          49.44%      24.14%

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1998. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                  FIXED INCOME FUND VS. LEHMAN BROTHERS INDEX
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            FIXED INCOME    LEHMAN BROTHERS
5/9/97         $10,000.00          $10,000.00
5/31/97        $10,038.00          $10,050.00
6/30/97        $10,118.00          $10,151.00
7/31/97        $10,345.00          $10,352.00
8/31/97        $10,260.00          $10,311.00
9/30/97        $10,385.00          $10,435.00
10/31/97       $10,509.00          $10,550.00
11/30/97       $10,537.00          $10,578.00
12/31/97       $10,630.00          $10,667.00
1/31/98        $10,775.00          $10,793.77
2/28/98        $10,755.00          $10,797.44
3/31/98        $10,775.00          $10,836.42
4/30/98        $10,816.00          $10,893.53
5/31/98        $10,889.00          $10,970.54
6/30/98        $10,962.00          $11,033.63
7/31/98        $11,003.00          $11,079.19
8/31/98        $11,189.00          $11,244.33
9/30/98        $11,428.00          $11,447.81
10/31/98       $11,417.00          $11,434.53
11/30/98       $11,428.00          $11,457.51
12/31/98       $11,461.00          $11,504.37

                                               SINCE
TOTAL RETURN*                                INCEPTION     1998
------------------------------------------  -----------  ---------

Fixed Income Fund                               14.61%       7.82%

Lehman Brothers Intermediate Aggregate
 Index                                          15.04%       7.85%

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1998. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 INTERNATIONAL ACTIVE FUND VS. MSCI EAFE INDEX
 FOR THE PERIOD MAY 12, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           INTERNATIONAL ACTIVE    MSCI EAFE
5/12/97              $10,000.00     $10,000.00
5/31/97               $9,960.00      $9,998.00
6/30/97              $10,415.00     $10,551.00
7/31/97              $10,579.00     $10,724.00
8/31/97               $9,658.00      $9,926.00
9/30/97              $10,210.00     $10,484.00
10/31/97              $9,537.00      $9,680.00
11/30/97              $9,462.00      $9,584.00
12/31/97              $9,620.00      $9,670.00
1/31/98              $10,008.84     $10,114.50
2/28/98              $10,669.42     $10,765.87
3/31/98              $11,350.13     $11,099.60
4/30/98              $11,498.81     $11,189.52
5/31/98              $11,719.59     $11,138.05
6/30/98              $11,829.76     $11,224.92
7/31/98              $12,080.55     $11,341.66
8/31/98              $10,418.26      $9,938.70
9/30/98               $9,987.99      $9,636.56
10/31/98             $10,849.95     $10,643.78
11/30/98             $11,441.27     $11,191.72
12/31/98             $11,811.97     $11,636.03

                                             SINCE
TOTAL RETURN*                              INCEPTION     1998
----------------------------------------  -----------  ---------

International Active Fund                     18.12%      22.78%

Morgan Stanley Capital International
 Europe, Australasia and Far East Index       16.36%      20.34%

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 12, 1997 (commencement of operations) to December 31, 1998. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                  MONEY MARKET FUND VS. US TREASURY BILL INDEX
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MONEY MARKET    US TREASURY BILL
5/9/97          $10,000.00         $10,000.00
5/31/97         $10,031.00         $10,043.00
6/30/97         $10,072.00         $10,080.00
7/31/97         $10,114.00         $10,127.00
8/31/97         $10,157.00         $10,171.00
9/30/97         $10,199.00         $10,225.00
10/30/97        $10,243.00         $10,266.00
11/30/97        $10,286.00         $10,306.00
12/31/97        $10,331.00         $10,352.00
1/31/98         $10,376.00         $10,401.07
2/28/98         $10,415.00         $10,442.15
3/31/98         $10,460.00         $10,490.71
4/30/98         $10,503.00         $10,540.75
5/31/98         $10,548.00         $10,585.76
6/30/98         $10,591.00         $10,634.03
7/31/98         $10,637.00         $10,680.61
8/31/98         $10,682.00         $10,730.48
9/30/98         $10,727.00         $10,785.21
10/31/98        $10,769.00         $10,826.09
11/30/98        $10,809.00         $10,860.95
12/31/98        $10,850.00         $10,909.17

                          SINCE
TOTAL RETURN*           INCEPTION     1998
---------------------  -----------  ---------

Money Market Fund           8.49%       5.02%

US Treasury Bill
 Index                      9.09%       5.38%

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1998. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                         REPORT OF INDEPENDENT AUDITORS

The Contractholders and Board of Trustees
PB Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of PB Series Trust (comprised of the Capital Preservation Portfolio, Income Oriented Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Maximum Appreciation Portfolio, High Quality Stock Fund, Fixed Income Fund, International Active Fund and Money Market Fund) (the Trust) as of December 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios and funds within the Trust at December 31, 1998, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                      [LOGO]

Kansas City, Missouri
January 22, 1999, except for Note 7,
  as to which the date is February 2, 1999

                                PB SERIES TRUST
                         CAPITAL PRESERVATION PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    Money Market Fund........................    361,533  $  361,533
  PB Series Trust
    Fixed Income Fund........................     35,718     366,740
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $734,874)                                          728,273
                                                          ----------
  TOTAL INVESTMENTS - (Cost $734,874) - 100.0%               728,273
  OTHER ASSETS LESS LIABILITIES - 0.0%                           (86)
                                                          ----------
  NET ASSETS - 100.0%                                     $  728,187
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

                                PB SERIES TRUST
                           INCOME ORIENTED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    Money Market Fund........................      4,996  $    4,996
  PB Series Trust
    High Quality Stock Fund..................        824       9,969
  PB Series Trust
    Fixed Income Fund........................      1,640      16,841
  PB Series Trust
    International Active Fund................        214       2,530
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $34,342)                                            34,336
                                                          ----------
  TOTAL INVESTMENTS - (Cost $34,342) - 100.0%                 34,336
  OTHER ASSETS LESS LIABILITIES - 0.0%                            (1)
                                                          ----------
  NET ASSETS - 100.0%                                     $   34,335
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                           GROWTH & INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    Money Market Fund........................     58,279  $   58,279
  PB Series Trust
    High Quality Stock Fund..................     20,627     249,404
  PB Series Trust
    Fixed Income Fund........................     23,080     236,973
  PB Series Trust
    International Active Fund................      5,346      63,054
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $602,639)                                          607,710
                                                          ----------
  TOTAL INVESTMENTS - (Cost $602,639) - 100.0%               607,710
  OTHER ASSETS LESS LIABILITIES - 0.0%                           (14)
                                                          ----------
  NET ASSETS - 100.0%                                     $  607,696
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

                                PB SERIES TRUST
                            CAPITAL GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    High Quality Stock Fund..................     70,752  $  855,459
  PB Series Trust
    Fixed Income Fund........................     33,480     343,755
  PB Series Trust
    International Active Fund................     18,292     215,741
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $1,401,418)                                      1,414,955
                                                          ----------
  TOTAL INVESTMENTS - (Cost $1,401,418) - 100.0%           1,414,955
  OTHER ASSETS LESS LIABILITIES - 0.0%                            --
                                                          ----------
  NET ASSETS - 100.0%                                     $1,414,955
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                         MAXIMUM APPRECIATION PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    High Quality Stock Fund..................     59,361  $  717,737
  PB Series Trust
    International Active Fund................     15,375     181,332
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $882,104)                                          899,069
                                                          ----------
  TOTAL INVESTMENTS - (Cost $882,104) - 100.0%               899,069
  OTHER ASSETS LESS LIABILITIES - 0.0%                            --
                                                          ----------
  NET ASSETS - 100.0%                                     $  899,069
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK - 95.3%
  AEROSPACE - 2.0%
    Allied Signal Incorporated...............      3,300  $  146,231
    Southwest Airlines.......................      6,800     152,575
                                                          ----------
                                                             298,806
                                                          ----------
  APPAREL & TEXTILES - 1.1%
    Guilford Mills Incorporated (a)..........      2,600      43,387
    Liz Clairborne Incorporated (a)..........      1,200      37,875
    Paxar Corporation (a)....................      4,800      42,900
    Unifi Incorporated.......................      1,900      37,168
                                                          ----------
                                                             161,330
                                                          ----------
  AUTO PARTS - 1.4%
    Eaton Corporation........................      2,200     155,513
    Modine Manufacturing Company.............      1,100      39,875
                                                          ----------
                                                             195,388
                                                          ----------
  BANKS - 7.9%
    Advanta Corporation......................      4,300      56,975
    Amcore Financial Incorporated............      2,100      48,070
    Banc One Corporation.....................      3,020     154,209
    BancorpSouth Incorporated................      2,200      39,738
    Carolina First Corporation...............      1,800      45,563
    Centura Banks Incorporated...............        500      37,188
    Citizens Banking Corporation.............      1,350      45,563
    Colonial Bancgroup Incorporated..........      3,000      36,000
    First Source Corporation.................      1,400      46,900
    First Union Corporation..................      2,916     177,329
    First Virginia Banks Incorporated........        800      37,600
    F & M National Corporation...............      1,300      38,919
    Provident Bankshares Corporation.........      1,700      42,287
    Union Planters Corporation...............      2,800     126,875
    Wachovia Corporation.....................      1,800     157,388
    Wilmington Trust Corporation.............        600      36,975
                                                          ----------
                                                           1,127,579
                                                          ----------
  BROADCASTING - 0.5%
    TCA Cable TV Incorporated (a)............      1,900      67,806
                                                          ----------
  BUILDING CONSTRUCTION - 1.5%
    Harsco Corporation.......................      1,200      36,525
    Halliburton Company......................      4,500     133,312
    Lawson Products Incorporated.............      1,700      39,100
                                                          ----------
                                                             208,937
                                                          ----------
  BUSINESS SERVICES - 2.5%
    ABM Industries Incorporated..............      1,600      55,400
    American Management Systems Incorporated
      (a)....................................      1,200      48,000
    Automatic Data Processing Incorporated...      2,100     168,394
    G & K Services Incorporated..............      1,100      58,575
    Olsten Corporation.......................      3,900      28,763
                                                          ----------
                                                             359,132
                                                          ----------
  CHEMICALS - 3.1%
    Avery Dennison Corporation...............      2,500     112,656
    Brady W. H. Company......................      2,200      59,263
    Fuller H.B. Company......................        800      38,500

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)
  CHEMICALS - (CONTINUED)
    MacDermid Incorporated...................      1,400  $   54,775
    Nalco Chemical Company...................      1,100      34,100
    Sigma-Aldrich Corporation................      5,000     146,875
                                                          ----------
                                                             446,169
                                                          ----------
  COMPUTERS & BUSINESS EQUIPMENT - 6.4%
    Cisco Systems Incorporated (a)...........      2,100     194,906
    Electronic Data Systems Corporation......      3,500     175,875
    General Binding Corporation..............      1,100      40,975
    Hewlett-Packard Company..................      2,200     150,288
    Sci Systems Incorporated (a).............      1,000      57,750
    Sun Microsystems, Incorporated (a).......      2,900     248,312
    SunGard Data Systems Incorporated (a)....      1,100      43,656
                                                          ----------
                                                             911,762
                                                          ----------
  CONGLOMERATES - 1.5%
    Aaron Rents Incorporated.................      2,300      34,788
    Textron Incorporated.....................      2,000     151,875
    Varian Associates Incorporated (a).......        900      34,088
                                                          ----------
                                                             220,751
                                                          ----------
  CONSTRUCTION MATERIALS - 0.6%
    Valspar Corporation......................      1,200      44,775
    Vulcan Materials Company.................        300      39,469
                                                          ----------
                                                              84,244
                                                          ----------
  CONTAINERS & GLASS - 0.2%
    Bemis Company Incorporated...............      1,000      37,938
                                                          ----------
  DRUGS & HEALTH CARE - 8.5%
    Abbott Laboratories......................      3,400     166,600
    Bard C.R. Incorporated...................        800      39,600
    Biomet Incorporated......................      1,100      44,275
    Dentsply International Incorporated......      1,400      36,050
    Diagnostic Products Corporation..........      1,300      40,463
    Invacare Corporation.....................      1,600      38,400
    Johnson & Johnson........................      1,800     150,975
    Longs Drug Stores Corporation............      1,100      41,250
    Owens & Minor, Inc. Holdings Company.....      3,100      48,825
    Mylan Laboratories Incorporated..........      1,100      34,650
    Patterson Dental Company (a).............      1,300      56,550
    Pfizer Incorporated......................      1,300     163,068
    Schering Plough Corporation..............      3,000     165,750
    Thermedics Incorporated (a)..............      4,200      45,412
    Warner-Lambert Company...................      2,000     150,375
                                                          ----------
                                                           1,222,243
                                                          ----------
  ELECTRIC UTILITIES - 2.3%
    Duke Energy Corporation (a)..............      2,600     166,563
    Southern Company.........................      5,400     156,937
                                                          ----------
                                                             323,500
                                                          ----------
  ELECTRICAL EQUIPMENT - 2.7%
    Baldor Electric Company..................      1,866      37,787
    Federal Signal Corporation...............      1,500      41,063
    General Electric Company.................      1,700     173,506
    Hubbell Incorporated.....................        900      34,200

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)
  ELECTRICAL EQUIPMENT - (CONTINUED)
    Technitrol Incorporated..................      2,000  $   63,750
    Thomas & Betts Corporation...............        800      34,650
                                                          ----------
                                                             384,956
                                                          ----------
  ELECTRONICS - 4.9%
    Avnet Incorporated.......................        700      42,350
    Benchmark Electronics Incorporated (a)...      1,700      62,263
    Cohu Incorporated........................      2,200      48,400
    Dionex Corporation (a)...................      1,600      58,600
    Harris Corporation.......................      1,000      36,625
    Intel Corporation........................      1,600     189,700
    Kronos Incorporated (a)..................      1,300      57,606
    Methode Electronics......................      3,200      50,000
    MTS Systems Corporation..................      2,900      39,150
    Nichols Research Corporation.............      1,900      39,663
    Pittston Brink's Group...................      1,300      41,437
    X-Rite Incorporated......................      4,400      34,100
                                                          ----------
                                                             699,894
                                                          ----------
  FINANCIAL SERVICES - 1.6%
    A.G. Edwards Incorporated................        950      35,388
    Enhance Financial Services Group.........      1,800      54,000
    Morgan Keegan Incorporated...............      2,000      37,625
    Merrill Lynch & Company..................      1,600     106,800
                                                          ----------
                                                             233,813
                                                          ----------
  FOOD & BEVERAGES - 2.9%
    Bestfoods................................      2,400     127,800
    Dean Foods Company.......................        900      36,731
    Flowers Industries Incorporated..........      1,600      38,300
    Richfood Holdings Incorporated...........      2,000      41,500
    PepsiCo Incorporated.....................      4,000     163,750
                                                          ----------
                                                             408,081
                                                          ----------
  FOOD SERVICE - 1.2%
    Sysco Corporation........................      6,200     170,112
                                                          ----------
  FUNERAL SERVICES - 1.2%
    Services Corporation International.......      3,700     140,831
    Stewart Enterprises Incorporated.........      1,600      35,600
                                                          ----------
                                                             176,431
                                                          ----------
  GAS DISTRIBUTION - 2.7%
    Energen Corporation......................      2,500      48,750
    K N Energy Incorporated..................        900      32,737
    Northwest Natural Gas Company............      1,600      41,400
    Oneok Incorporated.......................      1,200      43,350
    Piedmont Natural Gas Company
      Incorporated...........................      1,300      46,962
    Utilicorp United Incorporated............      1,100      40,356
    Williams Companies Incorporated..........      4,300     134,106
                                                          ----------
                                                             387,661
                                                          ----------
  GAS EXPLORATION - 2.3%
    Apache Corporation.......................      1,300      32,906
    Equitable Resources Incorporated.........      1,300      37,863
    National Fuel Gas Company................        800      36,150
    Questar Corporation......................      1,800      34,875

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)
  GAS EXPLORATION - (CONTINUED)
    Southwestern Energy Company..............      5,200  $   39,000
    Sonat Incorporated.......................      1,300      35,181
    Unocal Corporation.......................      3,900     113,831
                                                          ----------
                                                             329,806
                                                          ----------
  HOME BUILDERS - 0.6%
    Lennar Corporation.......................      1,600      40,400
    Thor Industries Incorporated.............      1,650      42,075
                                                          ----------
                                                              82,475
                                                          ----------
  HOUSEHOLD APPLIANCES - 0.5%
    Interface Incorporated...................      3,000      27,844
    La-Z-Boy Incorporated....................      2,100      37,406
                                                          ----------
                                                              65,250
                                                          ----------
  HOUSEHOLD PRODUCTS - 3.4%
    Alberto Culver Company...................      1,400      37,363
    Colgate-Palmolive Company................      1,800     167,175
    Proctor & Gamble Company.................      1,800     164,362
    Newell Company...........................      2,900     119,625
                                                          ----------
                                                             488,525
                                                          ----------
  HOTELS & RESTAURANTS - 1.0%
    Cracker Barrel Old Country Store
      Incorporated...........................      1,600      37,300
    Bob Evans Farms Incorporated.............      2,000      52,125
    Marcus Corporation.......................      3,200      52,000
                                                          ----------
                                                             141,425
                                                          ----------
  INDUSTRIAL MACHINERY - 2.9%
    Applied Power Incorporated...............      1,200      45,300
    Clacor Incorporated......................      2,250      45,000
    Crane Company............................      1,200      36,225
    Cordant Technologies Incorporated........      1,100      41,250
    Deere & Company..........................      3,700     122,563
    Graco Incorporated (a)...................      1,500      44,250
    Pentair Incorporated.....................      1,000      39,813
    Tennant Company..........................      1,000      40,125
                                                          ----------
                                                             414,526
                                                          ----------
  INSURANCE - 5.4%
    American Heritage Life Investment
      Corporation............................      2,000      48,875
    American International Group
      Incorporated...........................      1,475     142,522
    Berkley (WR) Corporation.................      1,050      35,766
    Chubb Corporation........................      1,800     116,775
    Fidelity National Financial
      Incorporated...........................      1,650      50,325
    Fremont General Corporation..............      1,400      34,650
    Hooper Holmes Incorporated (a)...........      2,000      58,000
    Lincoln National Corporation.............      1,500     122,719
    NAC Re Corporation (a)...................        900      42,243
    Orion Capital Corporation................        900      35,831
    Protective Life Corporation..............      1,000      39,812
    Presidential Life Insurance Company......      2,100      41,737
                                                          ----------
                                                             769,255
                                                          ----------
  INTERNATIONAL OIL - 1.2%
    Mobil Corporation........................      2,000     174,250
                                                          ----------

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)
  INVESTMENT ADVISORY FIRMS - 1.2%
    Eaton Vance Corporation..................      1,800  $   37,575
    SEI Investment Company...................        600      59,625
    T. Rowe Price Associates Incorporated....      1,000      34,250
    United Asset Management Corporation......      1,400      36,400
                                                          ----------
                                                             167,850
                                                          ----------
  NEWSPAPERS - 1.3%
    Lee Enterprises Incorporated.............      1,300      40,950
    Tribune Company..........................      2,100     138,600
                                                          ----------
                                                             179,550
                                                          ----------
  PAPER - 1.6%
    Lydall Incorporated (a)..................      3,200      38,000
    Sonoco Products Company..................      4,840     143,385
    Wausau - Mosinee Paper Corporation.......      2,900      51,293
                                                          ----------
                                                             232,678
                                                          ----------
  PETROLEUM SERVICES - 0.5%
    Input Output Incorporated (a)............      4,700      34,368
    World Fuel Services Corporation..........      3,500      37,625
                                                          ----------
                                                              71,993
                                                          ----------
  PUBLISHING - 1.0%
    Banta Corporation........................      1,500      41,063
    Bowne & Company Incorporated.............      2,200      39,325
    Houghton Mifflin Company.................      1,400      66,150
                                                          ----------
                                                             146,538
                                                          ----------
  RAILROADS & EQUIPMENT - 0.3%
    GATX Corporation.........................      1,000      37,875
                                                          ----------
  RETAIL GROCERY - 0.3%
    Casey's General Stores Incorporated......      3,100      40,397
                                                          ----------
  RETAIL TRADE - 4.3%
    Claire's Stores Incorporated.............      2,300      47,150
    Home Depot Incorporated..................      3,300     201,918
    Office Depot Incorporated (a)............      1,400      51,713
    Ross Stores Incorporated.................      1,000      39,375
    Ruddick Corporation......................      2,400      55,200
    Stride Rite Corporation..................      5,200      45,500
    Wal-Mart Stores Incorporated.............      2,200     179,163
                                                          ----------
                                                             620,019
                                                          ----------
  SOFTWARE - 2.1%
    Adobe Systems Incorporated...............        900      42,075
    Analysts International Corporation.......      2,300      44,275
    Autodesk Incorporated....................        900      38,419
    Computer Associates International
      Incorporated (a).......................      4,100     174,763
                                                          ----------
                                                             299,532
                                                          ----------
  STEEL - 1.5%
    Carpenter Technology Corporation.........      1,200      40,725
    Nucor Corporation........................      3,300     142,725
    Worthington Industries Incorporated......      2,900      36,250
                                                          ----------
                                                             219,700
                                                          ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)
  TELEPHONE - 4.8%
    Aliant Communications Incorporated.......      1,800  $   73,575
    Alltel Corporation.......................      3,100     185,419
    Bell Atlantic Corporation................      3,200     181,800
    Century Telephone Enterprises
      Incorporated (a).......................        650      43,875
    SBC Communications Incorporated..........      3,800     203,775
                                                          ----------
                                                             688,444
                                                          ----------
  TIRES & RUBBER - 0.4%
    Carlisle Companies Incorporated........ .      1,200      61,950
                                                          ----------
  TOBACCO - 1.3%
    Philip Morris Companies Incorporated
      (a)....................................      3,400     181,900
                                                          ----------
  TRUCKING & FREIGHT FORWARDING - 0.7%
    Air Express International Corporation
      (a)....................................      2,300      50,025
    Rollins Truck Leasing Corporation........      3,450      50,887
                                                          ----------
                                                             100,912
                                                          ----------
    TOTAL COMMON STOCK (Cost $11,492,633)                 13,641,383
                                                          ----------

SHORT-TERM INVESTMENTS - 4.7%
  INVESTMENT COMPANY - 3.1%
    SSgA U.S. Government Money Market Fund...    450,000     450,000
                                                          ----------


                                               PRINCIPAL
                                                AMOUNT
                                               ---------
  REPURCHASE AGREEMENT - 1.6%
    Agreement with State Street Bank and
      Trust Company, dated 12/31/1998,
      3.500%, to be repurchased at $223,555
      on 01/04/1999 (collateralized by
      $205,000 par value U.S. Treasury Note,
      7.250 %, due 05/15/2004, with a value
      of $231,745)...........................  $ 223,468     223,468
                                                          ----------
    TOTAL SHORT-TERM INVESTMENTS (Cost $673,468)             673,468
                                                          ----------
    TOTAL INVESTMENTS - (Cost $12,166,101) - 100.0%       14,314,851
    OTHER ASSETS LESS LIABILITIES - (0.0%)                    (6,504)
                                                          ----------
    NET ASSETS - 100.0%                                   $14,308,347
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.
(a) Non-income producing securities.

                                PB SERIES TRUST
                               FIXED INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                               PRINCIPAL
SECURITY DESCRIPTION                            AMOUNT      VALUE
---------------------------------------------  ---------  ----------
MORTGAGE BACKED SECURITIES - 2.7%
    GE Capital Mortgage 6.500%, 01/25/18.....  $  61,451  $   61,316
    American International 6.500%,
      10/15/01...............................    100,000     102,309
                                                          ----------
    TOTAL MORTGAGE BACKED SECURITIES
    - (Cost $163,179)                                        163,625
                                                          ----------

U.S. GOVERNMENT AND AGENCY SECURITIES - 62.7%
  GOVERNMENT AGENCY - 28.9%
    Federal Home Loan Mortgage Corporation
      5.950%, 01/19/06.......................    750,000     779,648
    Federal National Mortgage Association
      6.375%, 01/16/02.......................    500,000     518,515
      5.875%, 02/02/06.......................    275,000     285,357
      5.750%, 06/25/10.......................    100,000      99,781
      5.500%, 02/25/17.......................     95,485      95,127
                                                          ----------
                                                           1,778,428
                                                          ----------
  U.S. GOVERNMENT - 33.8%
    U.S. Treasury Notes
      5.875%, 08/31/99.......................    750,000     755,858
      6.125%, 12/31/01.......................    250,000     260,155
      5.250%, 08/15/03.......................    500,000     512,735
      6.250%, 08/15/23.......................    500,000     558,830
                                                          ----------
                                                           2,087,578
                                                          ----------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
    - (Cost $3,740,638)                                    3,866,006
                                                          ----------

                                                SHARES
                                               ---------
SHORT TERM INVESTMENTS - 33.6%
  INVESTMENT COMPANY - 3.7%
    SSgA U.S. Government Money Market Fund...    225,000     225,000
                                                          ----------
                                               PRINCIPAL
                                                AMOUNT
                                               ---------
  REPURCHASE AGREEMENT - 1.7%
    Agreement with State Street Bank and
      Trust Company, dated 12/31/1998,
      3.500%, to be repurchased at $105,104
      on 01/04/1999 (collateralized by
      $85,000 par value U.S. Treasury Bond,
      11.125 %, due 08/15/2003, with a value
      of $110,845)...........................  $ 105,063     105,063
                                                          ----------
  GOVERNMENT AGENCY - 16.2%
    Federal Farm Credit Bank Discount Note
      5.310%, 02/08/99.......................    500,000     497,197
    Federal Home Loan Bank Discount Note
      5.360%, 01/13/99.......................    500,000     499,107
                                                          ----------
                                                             996,304
                                                          ----------
  U.S. GOVERNMENT - 12.0%
    U.S. Treasury Bill
      4.510%, 04/01/99.......................    750,000     742,095
                                                          ----------
    TOTAL SHORT TERM INVESTMENTS
    - (Cost $2,068,080)                                    2,068,462
                                                          ----------
    TOTAL INVESTMENTS - (Cost $5,971,897) - 99.0%          6,098,093
    OTHER ASSETS LESS LIABILITIES - 1.0%                      61,572
                                                          ----------
    NET ASSETS - 100.0%                                   $6,159,665
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS - 96.3%
  ARGENTINA - 2.6%
    Amcor Limited............................      4,711  $   20,088
    Broken Hill Proprietary Company
      Limited................................      4,536      33,338
    Comalco Limited..........................      1,946       7,437
    Leighton Holdings Limited................      3,790      16,223
    Lend Lease Corporation...................      2,368      31,857
    News Corporation Limited.................      4,768      31,431
    National Australia Bank..................      3,600      54,154
    Pasminco Limited.........................      5,883       4,461
    Southcorp Limited........................      6,900      21,962
    TABCORP Holdings Limited.................      2,607      15,942
    Telstra Corporation......................      6,900      32,193
    Westpac Banking Corporation Limited......      6,549      43,731
                                                          ----------
                                                             312,817
                                                          ----------
  FINLAND - 4.9%
    Fortum Oy (a)............................      6,908      41,998
    Hartwall Ab Oy...........................        995      16,099
    Metsa Serla Oy...........................      2,131      17,344
    Nokia Ab Oy..............................      3,170     385,452
    Okobank Osuuspankk.......................        637      11,618
    Rautaruukki Oy...........................      2,273      14,666
    Sonera Group.............................      1,000      17,651
    UPM Kymmene Corporation Oy...............        996      27,737
    Viking Line AB...........................        200       9,610
    WSOY "B".................................        682      43,336
    YIT-Yhtymaoy Oy..........................      1,399      12,072
                                                          ----------
                                                             597,583
                                                          ----------
  FRANCE - 14.7%
    Alcatel Alsthom..........................        632      77,336
    Banque Nationale de Paris................      1,880     154,779
    Carrefour Supermarche....................        210     158,503
    Castorma Dubois Investisse...............        300      68,429
    Compagnie De St. Gobain..................        340      47,991
    Elf Aquitaine SA.........................      1,166     134,753
    France Telecom...........................      2,466     195,877
    Groupe Danone............................        411     117,643
    Group GTM................................        800      83,009
    L'Oreal..................................        130      93,958
    Lafarge SA...............................        420      39,898
    LVMH Moet Hennessy.......................        240      47,487
    Peugeot..................................        360      55,709
    Pinault-Printemps........................        390      74,514
    Schneider SA.............................          4         243
    Suez Lyonnaise des Eaux..................        750     154,032
    Total "B"................................      1,330     134,672
    Valeo....................................        685      53,969
    Vivendi..................................        361      93,645
                                                          ----------
                                                           1,786,447
                                                          ----------
  GERMANY - 10.5%
    Allianz AG...............................        326     121,397
    BASF AG..................................      1,300      49,620
    Bayer AG.................................      2,223      93,396
    Bayerische Vereinsba.....................        730      57,788
    DaimlerChrylser AG.......................      1,510     150,098

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
  GERMANY - (CONTINUED)
    Deutsche Bank............................        950  $   56,077
    Dresdner Bank AG.........................        661      27,711
    Mannesmann AG............................        850      98,403
    Metro AG.................................        850      66,879
    Muenchener Rueckver......................        215     105,243
    RWE AG...................................        720      39,785
    SAP AG-Vorzug............................        230     110,445
    Siemens AG...............................        985      64,781
    VEBA AG..................................      1,900     112,634
    Viag AG..................................         85      50,287
    Volkswagon AG............................        790      63,961
                                                          ----------
                                                           1,268,505
                                                          ----------
  IRELAND - 2.7%
    Allied Irish Bank........................      8,100     145,044
    CRH PLC..................................      5,420      93,585
    Irish Life PLC...........................      4,070      38,288
    Kerry Group PLC-ADR......................      2,220      30,236
    Smurfit (Jefferson) Group................     12,600      22,694
                                                          ----------
                                                             329,847
                                                          ----------
  ISRAEL - 1.2%
    Bank Hapoalim Limited....................     11,400      20,644
    Bank Leumi Le-Israel.....................      6,000       8,484
    Bezeq Israeli Telecommunication
      Corporation Limited....................      4,500      14,058
    Blue Square-Israel Limited (a)...........        700       8,400
    ECI Telecommunications...................        580      20,663
    Elite Industries Limited (a).............        300       9,163
    Formula Systems Limited..................        410      10,156
    Israel Chemicals Limited.................      7,800       7,710
    Koor Industries Limited..................        160      13,968
    Super-Sol Limited........................      4,100      10,185
    Teva Pharmaceutical Industries Limited...        480      19,624
                                                          ----------
                                                             143,055
                                                          ----------
  ITALY - 8.6%
    Alleanza Assicurazioni...................      3,873      54,753
    Assic Generali...........................      2,780     116,136
    Banca Commerciale Italiana...............      8,767      60,510
    Benetton Group...........................     32,800      66,128
    Danieli & Company........................      5,001      36,334
    Edison SpA...............................      8,000      94,279
    Eni SpA..................................     28,403     185,721
    Fiat SpA.................................     15,301      53,175
    Instituto Nazionale delle Assicurazioni
      Istituto...............................     13,846      36,592
    Istituto Babcario San Paolo di Torino....      4,198      74,216
    Telecom Italia SpA.......................     14,080     120,197
    Telecom Italia Mobile SpA................     18,000     132,955
    Unione Immobiliare SpA (a)...............     13,846       7,226
                                                          ----------
                                                           1,038,222
                                                          ----------
  JAPAN - 13.5 %
    Aoyama Trading Company Limited...........      3,300      91,897
    Bridgestone Company......................      2,000      45,208
    Canon Incorporated.......................      2,000      42,564

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
  JAPAN - (CONTINUED)
    Fanuc....................................      3,200  $  109,134
    Fuji Photo Film Company..................      2,000      74,025
    Fujisawa Pharmaceutical Company..........      6,000      84,600
    Hitachi Limited..........................      6,000      37,013
    Ito-Yokado...............................      1,000      69,619
    Kirin Brewery Company....................      7,000      88,830
    Matsushita Electric Works................      3,000      52,849
    Mitsubishi Heavy Industries..............     11,000      42,653
    Mitsui O.S.K. Lines Limited..............     31,000      49,720
    Murata Manufacturing Company Limited.....      2,000      82,661
    NEC Corporation..........................     11,000     100,815
    Nippon Telephone & Telegraph
      Corporation............................         32     122,952
    Sekisui Chemical Company Limited.........      8,000      53,580
    Tokio Marine & Fire Insurance............      5,000      59,484
    Tokyo Electric...........................      2,100      51,633
    Toyota Motor.............................      2,000      54,109
    Webs Japan Index Series..................     32,000     328,000
                                                          ----------
                                                           1,641,346
                                                          ----------
  NETHERLANDS - 5.0%
    ABN AMRO Holdings NV.....................      1,532      32,192
    Akzo Nobel...............................        462      21,013
    Elsevier.................................      1,500      20,986
    Fortis Amev NV...........................        600      49,665
    Heineken NV..............................        330      19,837
    ING Groep NV.............................      1,269      77,296
    Koninklijke Ahold NV.....................        500      18,459
    Koninklijke Philips Electronics N.V......        479      32,107
    Koninklijke PTT Nederland NV.............        755      37,754
    Royal Dutch Petroleum Company............      3,348     166,527
    TNT Post Group NV........................        755      24,299
    Unilever NV PLC..........................        936      79,917
    VNU-Verenigde Nederlandse
      Uitgeversbedrijven Verenigd Bezit......        840      31,638
                                                          ----------
                                                             611,690
                                                          ----------
  NORWAY - 1.0%
    Christiana Bank Og Kreditkasse...........      3,450      11,987
    Den Norske Bank..........................      1,740       6,023
    Hafslund B ASA...........................      1,500       6,396
    Merkantildata ASA........................        620       6,120
    Norsk Hydro ASA..........................        970      32,808
    Norske Skogindustrier ASA................        340       8,546
    Orkla ASA................................        900      11,785
    Petroleum Geo Services ASA...............        660       8,425
    Storebrand ASA...........................      1,910      14,454
    Tomra Systems ASA........................        180       5,922
    Unitor ASA...............................        640       6,233
                                                          ----------
                                                             118,699
                                                          ----------
  PORTUGAL - 5.1%
    Banco Comercia Portugues.................      2,515      77,191
    Banco Espirito...........................      1,100      34,083
    Banco Port De Inv BP.....................        800      27,103
    Brisa....................................        400      23,507
    Cimpor Cimento...........................      1,360      43,340
    Electricidade De Portugal SA.............      7,700     169,245
    Jeronimo Martins.........................      1,250      68,267

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
  PORTUGAL - (CONTINUED)
    Mundial Confianca (a)....................        800  $   25,401
    Portugal Telecom SA......................      2,500     114,431
    Sonae Investimentos......................        800      38,826
                                                          ----------
                                                             621,394
                                                          ----------
  SPAIN - 5.8%
    Argentaria Corporation SA................      3,000      77,676
    Autopistas Concesion.....................      2,730      45,394
    Banco Bilbao Vizcaya.....................      6,000      94,057
    Banco Central Hispanic...................      2,811      33,371
    Banco Santande SA........................      1,734      34,452
    Endesa SA................................      3,000      79,473
    Gas Natural SDG..........................        580      63,135
    Gas Y Electricidads......................        400      39,736
    Iberdrola SA.............................      4,000      74,823
    Repsol SA................................        700      37,334
    Telefonica De Espana.....................      3,000     133,371
                                                          ----------
                                                             712,822
                                                          ----------
  SWITZERLAND - 7.6%
    ABB AG...................................         30      35,152
    Clariant AG..............................         47      21,960
    Credit Suisse Group......................        368      57,583
    Holderbank Financiere Glarus AG..........         51      60,353
    Nestle SA................................         67     145,800
    Novartis AG..............................        106     208,296
    Roche Holding AG.........................         16     195,167
    Tag Heuer International SA...............        349      24,028
    Union Bank of Switzerland................        310      95,211
    Zurich Allied (a)........................        100      74,017
                                                          ----------
                                                             917,567
                                                          ----------
  UNITED KINGDOM - 13.0%
    Abbey National PLC.......................      4,375      93,370
    Boots Company PLC........................      4,826      81,748
    British Petroleum Amoco..................      6,370      94,752
    British Telecommunications PLC...........      6,274      94,103
    Cadbury Schwep PLC.......................      3,350      56,885
    CGU PLC..................................      4,267      66,477
    Diageo PLC...............................      3,570      39,989
    Glaxo Wellcome...........................      2,890      98,770
    HSBC Holdings............................      2,080      56,463
    IMI PLC..................................      5,477      21,570
    Lasmo PLC................................      6,800      11,163
    Lloyds TSB Group PLC.....................      9,096     128,662
    National Power PLC.......................      5,470      48,166
    Prudential Corporation PLC...............      5,785      87,152
    Scottish & Newcastle PLC.................      5,621      63,524
    Scottish Power PLC.......................      6,434      65,669
    Shell Transport & Trading Company PLC....      5,327      32,507
    Smithkline Beecham PLC...................      7,968     111,451
    Tesco PLC................................     21,500      61,500
    TI Group PLC.............................      4,400      23,659
    Unilever PLC.............................      8,652      96,915
    Wolseley PLC.............................      5,909      37,186
    Zeneca Group PLC.........................      2,376     103,425
                                                          ----------
                                                           1,575,106
                                                          ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
  VENEZUELA - 0.1%
    Siderurgica Venez SIV ADR................        775  $    3,489
    Sudamtex De Venezuela ADR................      1,327       1,327
                                                          ----------
                                                               4,816
                                                          ----------
    TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS (Cost
      $9,585,070)                                         11,679,916
                                                          ----------


                                               PRINCIPAL
                                                AMOUNT
                                               ---------
SHORT TERM INVESTMENTS - 3.9%
  TIME DEPOSIT - 3.9%
    State Street Bank and Trust Company Time
      Deposit, 1/04/99.......................  $ 478,000     478,000
                                                          ----------
    TOTAL SHORT TERM INVESTMENTS
    - (Cost $478,000)                                        478,000
                                                          ----------
    TOTAL INVESTMENTS - (Cost $10,063,070) - 100.2%       12,157,916
    OTHER ASSETS LESS LIABILITIES - (0.2%)                   (24,848)
                                                          ----------
    NET ASSETS - 100.0%                                   $12,133,068
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(a) Non-income producing securities.

ADR - American Depositary Receipts.

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

INDUSTRY HOLDINGS AT DECEMBER 31, 1998

Banking.........................................      12.98 %
Telecommunications..............................      11.97 %
Energy Sources..................................       8.77 %
Insurance.......................................       6.80 %
Health & Personal Care..........................       6.63 %
Utilities-Electrical & Gas......................       5.75 %
Merchandising...................................       5.56 %
Food & Household Products.......................       4.75 %
Automobiles.....................................       3.09 %
Chemicals.......................................       2.95 %
Building Materials & Components.................       2.87 %
Investment Companies............................       2.69 %
Business & Public Services......................       2.65 %
Electrical and Electronics......................       2.59 %
Beverages & Tobacco.............................       2.47 %
Electronic Components, Instruments..............       2.16 %
Multi-Industry..................................       1.63 %
Machinery and Engineering.......................       1.46 %
Financial Services..............................       1.16 %
Recreation, Other Consumer Goods................       1.16 %
Broadcasting and Publishing.....................       1.05 %
Construction & Housing..........................       0.92 %
Forest Products & Paper.........................       0.79 %
Appliances & Household Durables.................       0.70 %
Textiles & Apparel..............................       0.55 %
Transportation-Shipping.........................       0.49 %
Miscellaneous Materials.........................       0.39 %
Industrial Components...........................       0.37 %
Real Estate.....................................       0.32 %
Metals-Non Ferrous..............................       0.28 %
Metals-Steel....................................       0.15 %
Leisure & Tourism...............................       0.13 %
Miscellaneous...................................       0.05 %
                                                  ----------
  Total Investments by Industry.................      96.28 %
Time Deposit....................................       3.92 %
                                                  ----------
  Total Investments.............................     100.20 %
Other Assets Less Liabilities...................     (0.20) %
                                                  ----------
Net Assets......................................     100.00 %
                                                  ----------
                                                  ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                               MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                               PRINCIPAL
SECURITY DESCRIPTION                            AMOUNT      VALUE
---------------------------------------------  ---------  ----------
VARIABLE RATE NOTES - 22.9%
    Edgefield County, SC County School
      District, Series 1997 5.076%, 12/01/04
      +......................................  $ 100,000  $  100,000
    Grand Aire Express, Inc., Series 1997
      5.300%, 07/01/12 +.....................    100,000     100,000
    JFK Family Borrowing, LLP, Series 1997
      5.620%, 10/01/22 +.....................     50,000      50,000
    La-Man Corporation
      5.680%, 09/01/12 +.....................    100,000     100,000
    Scranton Times, LP, Series 1997
      5.601%, 05/31/07 +.....................    100,000     100,000
    Westcourt
      5.620%, 06/01/16 +.....................     60,000      60,000
                                                          ----------
    TOTAL VARIABLE RATE NOTES
    - (Cost $510,000)                                        510,000
                                                          ----------

SHORT TERM INVESTMENTS - 77.8%
  JOINT REPURCHASE AGREEMENTS - 77.8%
    Joint agreement with ABN AMRO
      Incorporated, dated 12/31/1998, bearing
      5.100%, to be repurchased at $550,312
      on 01/04/1999 (collateral: Federal
      National Mortgage Association, Federal
      Home Loan Mortgage, 6.000% - 8.500%,
      01/2028 - 12/2028, value equal to 102%
      of the repurchase agreement)...........    550,000     550,000

    Joint agreement with Bear Stearns &
      Company, dated 12/31/1998, bearing
      5.100%, to be repurchased at $110,062
      on 01/04/1999 (collateral: Federal Home
      Loan Bank, Federal National Mortgage
      Association, Federal Home Loan
      Mortgage, Federal Farm Credit Bank,
      U.S. Treasury Tips, 3.625% - 8.500%,
      02/1999 - 12/2028, value equal to 102%
      of the repurchase agreement)...........    110,000     110,000

    Joint agreement with Donaldson, Lufkin &
      Jenrette Securities Corp., dated
      12/31/1998, bearing 4.850%, to be
      repurchased at $102,055 on 01/04/1999
      (collateral: U.S. Treasury Bonds/Notes
      4.000% - 11.250%, 05/1999 - 02/2026,
      value equal to 102% of the repurchase
      agreement).............................    102,000     102,000

    Joint agreement with Nationsbank
      Montgomery Securities, dated
      12/31/1998, bearing 5.100%, to be
      repurchased at $550,312 on 01/04/1999
      (collateral: Federal Home Loan
      Mortgage, Federal National Mortgage
      Association, Government National
      Mortgage Association, 09/2011 -
      01/2029, 5.500% - 9.500%, value equal
      to 102% of the repurchase agreement)...    550,000     550,000

                                PB SERIES TRUST
                               MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                               PRINCIPAL
SECURITY DESCRIPTION                            AMOUNT      VALUE
---------------------------------------------  ---------  ----------
SHORT TERM INVESTMENTS (CONTINUED)

    Joint agreement with Paribas Corporation,
      dated 12/31/1998, bearing 5.100%, to be
      repurchased at $105,060 on 01/04/1999
      (collateral: Federal National Mortgage
      Association, Federal Home Loan Bank,
      Federal Home Loan Mortgage, U.S.
      Treasury Bond, 4.750% - 8.875%, 01/1999
      - 08/2017, value equal to 102% of the
      repurchase agreement)..................  $ 105,000  $  105,000

    Joint agreement with Prudential
      Securities dated 12/31/1998, bearing
      5.100%, to be repurchased at $105,060
      on 01/04/1999 (collateral: Federal
      National Mortgage Association, Federal
      Home Loan Bank, Federal Home Loan
      Mortgage, Federal Farm Credit Bank,
      U.S. Treasury Note, Student Loan
      Marketing Association, 5.000% - 9.200%,
      01/1999 - 01/2029, value equal to 102%
      of the repurchase agreement)...........    105,000     105,000

    Joint agreement with Societe General
      Securities, dated 12/31/1998, bearing
      4.850%, to be repurchased at $105,057
      on 01/04/1999 (collateral: U.S.
      Treasury Bonds, 7.1250% - 10.6250%,
      08/2015 - 02/2023, value equal to 102%
      of the repurchase agreement)...........    105,000     105,000

    Joint agreement with Toronto Dominion
      Securities, dated 12/31/1998, bearing
      4.970%, to be repurchased at $105,058
      on 01/04/1999 (collateral: U.S.
      Treasury Bonds/Bills/Notes 4.625% -
      8.875%, 05/1999 - 08/2026, value equal
      to 102% of the repurchase agreement)...    105,000     105,000
                                                          ----------

    TOTAL SHORT TERM INVESTMENTS
      (Cost $1,732,000)                                    1,732,000
                                                          ----------
    TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE -
      100.7%                                              $2,242,000
    OTHER ASSETS LESS LIABILITIES - (0.7%)                   (14,732)
                                                          ----------
    NET ASSETS - 100.0%                                   $2,227,268
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

+ Variable rate demand notes are payable upon not more than one, seven, or thirty day's notice. The interest rate shown reflects the rate currently in effect.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                             CAPITAL       INCOME    GROWTH &
                           PRESERVATION   ORIENTED    INCOME
                            PORTFOLIO     PORTFOLIO  PORTFOLIO
                           ------------   --------   ---------
ASSETS
  Investments in
    securities, at value
    (a)..................    $728,273     $ 34,336   $607,710
  Repurchase agreements,
    at value (a).........         --            --         --
  Cash, including foreign
    currency, at value...      2,797         2,799      2,947
  Interest receivable....         --            --         --
  Dividends receivable...         --            --         --
  Receivable from
    Investment Adviser
    (Note 3).............      4,717         4,799      4,814
  Foreign income tax
    reclaim receivable...         --            --         --
                           ------------   --------   ---------
    TOTAL ASSETS.........    735,787        41,934    615,471
LIABILITIES
  Payable for forward
    currency contract
    (Note 6).............         --            --         --
  Payable to Custodian...         --            --         --
  Payable to Investment
    Adviser..............         --            --         --
  Accounts payable and
    accrued expenses.....      7,600         7,599      7,775
                           ------------   --------   ---------
    TOTAL LIABILITIES....      7,600         7,599      7,775
                           ------------   --------   ---------
    NET ASSETS...........    $728,187     $ 34,335   $607,696
                           ------------   --------   ---------
                           ------------   --------   ---------
NET ASSETS CONSIST OF:
  Paid-in capital........    $734,907     $ 34,341   $602,698
  Undistributed net
    investment income
    (Note 2).............         --            --         --
  Accumulated net
    realized loss on
    investments and
    foreign currency
    transactions.........       (119)           --        (73)
  Net unrealized
    appreciation
    (depreciation) of:
    Investments..........     (6,601)           (6)     5,071
    Translations of
      assets and
      liabilities in
      foreign
      currencies.........         --            --         --
                           ------------   --------   ---------
    NET ASSETS...........    $728,187     $ 34,335   $607,696
                           ------------   --------   ---------
                           ------------   --------   ---------
NET ASSET VALUE PER SHARE

  Offering and redemption
    price per share
    (based on shares of
    beneficial interest
    outstanding).........    $ 10.15      $  10.92   $  11.09

  Total shares
    outstanding at end of
    period...............     71,766         3,144     54,782

  Capital shares
    authorized...........  Indefinite     Indefinite Indefinite

  (a) Investments in
    securities and
    repurchase
    agreements, at
    cost.................    $734,874     $ 34,342   $602,639

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                            CAPITAL      MAXIMUM         HIGH        FIXED                       MONEY
                            GROWTH     APPRECIATION     QUALITY      INCOME    INTERNATIONAL    MARKET
                           PORTFOLIO    PORTFOLIO     STOCK FUND      FUND      ACTIVE FUND      FUND
                           ---------   ------------   -----------  ----------  -------------   ---------
ASSETS
  Investments in
    securities, at value
    (a)..................  $1,414,955    $899,069     $14,091,383  $5,993,030   $12,157,916    $ 510,000
  Repurchase agreements,
    at value (a).........         --           --        223,468      105,063            --    1,732,000
  Cash, including foreign
    currency, at value...      2,802        2,835          3,811          800         1,942           --
  Interest receivable....         --           --             80       80,772            53        2,592
  Dividends receivable...         --           --         15,980           --         5,470           --
  Receivable from
    Investment Adviser
    (Note 3).............      4,807        4,807         14,731       13,367        17,879       16,057
  Foreign income tax
    reclaim receivable...         --           --             --           --        14,687           --
                           ---------   ------------   -----------  ----------  -------------   ---------
    TOTAL ASSETS.........  1,422,564      906,711     14,349,453    6,193,032    12,197,947    2,260,649
LIABILITIES
  Payable for forward
    currency contract
    (Note 6).............         --           --             --           --         6,249           --
  Payable to Custodian...         --           --             --           --            --        1,798
  Payable to Investment
    Adviser..............         --           --          7,399        3,263         8,886          720
  Accounts payable and
    accrued expenses.....      7,609        7,642         33,707       30,104        49,744       30,863
                           ---------   ------------   -----------  ----------  -------------   ---------
    TOTAL LIABILITIES....      7,609        7,642         41,106       33,367        64,879       33,381
                           ---------   ------------   -----------  ----------  -------------   ---------
    NET ASSETS...........  $1,414,955    $899,069     $14,308,347  $6,159,665   $12,133,068    $2,227,268
                           ---------   ------------   -----------  ----------  -------------   ---------
                           ---------   ------------   -----------  ----------  -------------   ---------
NET ASSETS CONSIST OF:
  Paid-in capital........  $1,403,202    $883,279     $12,171,803  $6,033,309   $10,274,362    $2,227,268
  Undistributed net
    investment income
    (Note 2).............         --           --            257          160         1,490           --
  Accumulated net
    realized loss on
    investments and
    foreign currency
    transactions.........     (1,784)      (1,175)       (12,463 )         --      (232,253)          --
  Net unrealized
    appreciation
    (depreciation) of:
    Investments..........     13,537       16,965      2,148,750      126,196     2,094,846           --
    Translations of
      assets and
      liabilities in
      foreign
      currencies.........         --           --             --           --        (5,377)          --
                           ---------   ------------   -----------  ----------  -------------   ---------
    NET ASSETS...........  $1,414,955    $899,069     $14,308,347  $6,159,665   $12,133,068    $2,227,268
                           ---------   ------------   -----------  ----------  -------------   ---------
                           ---------   ------------   -----------  ----------  -------------   ---------
NET ASSET VALUE PER SHARE

  Offering and redemption
    price per share
    (based on shares of
    beneficial interest
    outstanding).........  $   11.54     $  11.90     $    12.09   $    10.27   $     11.79    $    1.00

  Total shares
    outstanding at end of
    period...............    122,651       75,539      1,183,374      599,911     1,028,728    2,227,268

  Capital shares
    authorized...........  Indefinite  Indefinite     Indefinite   Indefinite    Indefinite    Indefinite

  (a) Investments in
    securities and
    repurchase
    agreements, at
    cost.................  $1,401,418    $882,104     $12,166,101  $5,971,897   $10,063,070    $2,242,000

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                             CAPITAL       INCOME     GROWTH &
                           PRESERVATION   ORIENTED     INCOME
                            PORTFOLIO     PORTFOLIO   PORTFOLIO
                           ------------   ---------   ---------
INVESTMENT INCOME
  Interest income........    $ 14,637     $    107    $  1,539
  Dividend income........      11,819          599      10,365
    Less foreign taxes
     withheld............          --           --          --
                           ------------   ---------   ---------
  TOTAL INVESTMENT
    INCOME...............      26,456          706      11,904
EXPENSES
  Investment adviser fee
    (Note 3).............          --           --          --
  Administrative fee.....       9,055        9,055       9,055
  Accounting fee.........       9,081        9,081       9,081
  Audit fee..............       1,993        1,993       1,993
  Custodian fees and
    expenses.............          25           25          25
  Trustee's fees (Note
    3)...................       2,340        2,340       2,340
  Printing expense.......       5,012        5,012       5,012
  Legal fee..............       3,669        3,669       3,669
  Insurance expense......       1,571        1,571       1,571
  Miscellaneous
    expense..............          19           19          19
                           ------------   ---------   ---------
    Total operating
     expenses before
     reimbursement.......      32,765       32,765      32,765
  Expenses reimbursed by
    the Investment
    Adviser (Note 3).....     (32,765)     (32,765)    (32,765)
                           ------------   ---------   ---------
    NET EXPENSES.........          --           --          --
                           ------------   ---------   ---------
    NET INVESTMENT
     INCOME..............      26,456          706      11,904
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND
  FOREIGN CURRENCY
  Net realized gain
    (loss) from:
    Investments..........       8,175           91       1,295
    Distribution of
     realized gains from
     underlying funds....       6,219          792      19,129
    Foreign currency
     transactions........          --           --          --
                           ------------   ---------   ---------
                               14,394          883      20,424
  Change in unrealized
    appreciation
    (depreciation) during
    the period on:
    Investments..........      (6,410)          69       4,159
    Translations of
     assets and
     liabilities in
     foreign
     currencies..........          --           --          --
                           ------------   ---------   ---------
                               (6,410)          69       4,159
                           ------------   ---------   ---------
  NET REALIZED AND
    UNREALIZED GAIN......       7,984          952      24,583
                           ------------   ---------   ---------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............    $ 34,440     $  1,658    $ 36,487
                           ------------   ---------   ---------
                           ------------   ---------   ---------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                            CAPITAL      MAXIMUM         HIGH      FIXED                     MONEY
                            GROWTH     APPRECIATION    QUALITY     INCOME   INTERNATIONAL    MARKET
                           PORTFOLIO    PORTFOLIO     STOCK FUND    FUND     ACTIVE FUND      FUND
                           ---------   ------------   ----------  --------  -------------   --------
INVESTMENT INCOME
  Interest income........  $     --      $     --     $  10,564   $327,438    $  20,456     $117,068
  Dividend income........    16,694         3,973       202,753         --      199,102           --
    Less foreign taxes
     withheld............        --            --            --         --      (23,021)          --
                           ---------   ------------   ----------  --------  -------------   --------
  TOTAL INVESTMENT
    INCOME...............    16,694         3,973       213,317    327,438      196,537      117,068
EXPENSES
  Investment adviser fee
    (Note 3).............        --            --        82,964     36,509      100,592        8,430
  Administrative fee.....     9,055         9,055        60,781     60,780       61,330       60,775
  Accounting fee.........     9,081         9,081        43,786     43,302       64,939       44,508
  Audit fee..............     1,993         1,993         9,968      9,923        9,923        9,923
  Custodian fees and
    expenses.............        25            25         9,630      3,891       57,363        9,800
  Trustee's fees (Note
    3)...................     2,340         2,340         2,340      2,340        2,341        2,341
  Printing expense.......     5,012         5,012         6,196      6,196        6,196        6,196
  Legal fee..............     3,669         3,669         8,237      4,136        8,241        2,109
  Insurance expense......     1,571         1,571         1,571      1,571        1,571        1,571
  Miscellaneous
    expense..............        19            19         1,318        674          936          386
                           ---------   ------------   ----------  --------  -------------   --------
    Total operating
     expenses before
     reimbursement.......    32,765        32,765       226,791    169,322      313,432      146,039
  Expenses reimbursed by
    the Investment
    Adviser (Note 3).....   (32,765)      (32,765)     (111,917 ) (118,771)    (184,897)    (132,341)
                           ---------   ------------   ----------  --------  -------------   --------
    NET EXPENSES.........        --            --       114,874     50,551      128,535       13,698
                           ---------   ------------   ----------  --------  -------------   --------
    NET INVESTMENT
     INCOME..............    16,694         3,973        98,443    276,887       68,002      103,370
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND
  FOREIGN CURRENCY
  Net realized gain
    (loss) from:
    Investments..........     7,132         9,113       889,126    145,608      441,475           --
    Distribution of
     realized gains from
     underlying funds....    52,565        40,013            --         --           --           --
    Foreign currency
     transactions........        --            --            --         --      (91,888)          --
                           ---------   ------------   ----------  --------  -------------   --------
                             59,697        49,126       889,126    145,608      349,587           --
  Change in unrealized
    appreciation
    (depreciation) during
    the period on:
    Investments..........     9,275        11,306       478,771     (1,829)   1,810,379           --
    Translations of
     assets and
     liabilities in
     foreign
     currencies..........        --            --            --         --       (7,261)          --
                           ---------   ------------   ----------  --------  -------------   --------
                              9,275        11,306       478,771     (1,829)   1,803,118           --
                           ---------   ------------   ----------  --------  -------------   --------
  NET REALIZED AND
    UNREALIZED GAIN......    68,972        60,432     1,367,897    143,779    2,152,705           --
                           ---------   ------------   ----------  --------  -------------   --------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............  $ 85,666      $ 64,405     $1,466,340  $420,666    $2,220,707    $103,370
                           ---------   ------------   ----------  --------  -------------   --------
                           ---------   ------------   ----------  --------  -------------   --------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                             CAPITAL       INCOME    GROWTH &
                           PRESERVATION   ORIENTED    INCOME
                            PORTFOLIO     PORTFOLIO  PORTFOLIO
                           ------------   --------   ---------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS FOR THE YEAR
  ENDED
  DECEMBER 31, 1998
  Net investment
    income...............    $26,456       $  706    $ 11,904
  Net realized gain......     14,394          883      20,424
  Change in unrealized
    appreciation
    (depreciation)
    during the year......     (6,410)          69       4,159
                           ------------   --------   ---------
  Net increase in net
    assets resulting from
    operations...........     34,440        1,658      36,487

  DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
  Net investment
    income...............    (26,549)        (708)    (11,937)

  Net realized gain......    (14,516)        (883)    (20,426)
  FUND SHARE TRANSACTIONS
    (NOTE 5).............    708,038       26,012     422,742
                           ------------   --------   ---------
  TOTAL INCREASE
    (DECREASE) IN NET
    ASSETS...............    701,413       26,079     426,866
NET ASSETS:
  Beginning of year......     26,774        8,256     180,830
                           ------------   --------   ---------
  End of year (a)........    $728,187      $34,335   $607,696
                           ------------   --------   ---------
                           ------------   --------   ---------

(a) Including
  undistributed net
  investment income......    $    --       $   --    $     --
                           ------------   --------   ---------
                           ------------   --------   ---------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                             CAPITAL       MAXIMUM         HIGH        FIXED                       MONEY
                             GROWTH      APPRECIATION     QUALITY      INCOME    INTERNATIONAL     MARKET
                            PORTFOLIO     PORTFOLIO     STOCK FUND      FUND      ACTIVE FUND       FUND
                           -----------   ------------   -----------  ----------  -------------   ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS FOR THE YEAR
  ENDED
  DECEMBER 31, 1998
  Net investment
    income...............  $    16,694     $  3,973     $   98,443   $  276,887   $   68,002     $  103,370
  Net realized gain......       59,697       49,126        889,126      145,608      349,587             --
  Change in unrealized
    appreciation
    (depreciation)
    during the year......        9,275       11,306        478,771       (1,829)   1,803,118             --
                           -----------   ------------   -----------  ----------  -------------   ----------
  Net increase in net
    assets resulting from
    operations...........       85,666       64,405      1,466,340      420,666    2,220,707        103,370

  DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
  Net investment
    income...............      (16,694)      (4,005)       (98,201 )   (276,727)          --       (103,370)

  Net realized gain......      (61,448)     (50,254)      (989,068 )   (145,608)          --             --
  FUND SHARE TRANSACTIONS
    (NOTE 5).............      591,082      644,185      1,414,212      554,647      108,096       (134,073)
                           -----------   ------------   -----------  ----------  -------------   ----------
  TOTAL INCREASE
    (DECREASE) IN NET
    ASSETS...............      598,606      654,331      1,793,283      552,978    2,328,803       (134,073)
NET ASSETS:
  Beginning of year......      816,349      244,738     12,515,064    5,606,687    9,804,265      2,361,341
                           -----------   ------------   -----------  ----------  -------------   ----------
  End of year (a)........  $ 1,414,955     $899,069     $14,308,347  $6,159,665   $12,133,068    $2,227,268
                           -----------   ------------   -----------  ----------  -------------   ----------
                           -----------   ------------   -----------  ----------  -------------   ----------

(a) Including
  undistributed net
  investment income......  $        --     $     --     $      257   $      160   $    1,490     $       --
                           -----------   ------------   -----------  ----------  -------------   ----------
                           -----------   ------------   -----------  ----------  -------------   ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE PERIOD MAY 9, 1997* THROUGH DECEMBER 31, 1997

                             CAPITAL       INCOME    GROWTH &
                           PRESERVATION   ORIENTED    INCOME
                            PORTFOLIO     PORTFOLIO  PORTFOLIO
                           ------------   --------   ---------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS FOR THE
  PERIOD ENDED
  DECEMBER 31, 1997
  Net investment income..    $   605       $  152    $  2,992
  Net realized gain
    (loss)                        73           40       1,968
  Change in unrealized
    appreciation
    (depreciation)
    during the period....       (191)         (75)        912
                           ------------   --------   ---------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        487          117       5,872

  DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
  Net investment income..       (603)        (152)     (2,989)

  Net realized gain......        (73)         (40)     (2,026)
  FUND SHARE TRANSACTIONS
    (NOTE 5).............     26,963        8,331     179,973
                           ------------   --------   ---------
  TOTAL INCREASE IN NET
    ASSETS...............     26,774        8,256     180,830
NET ASSETS:
  Beginning of period....         --           --          --
                           ------------   --------   ---------
  End of period (a)......    $26,774       $8,256    $180,830
                           ------------   --------   ---------
                           ------------   --------   ---------

(a) Including
  undistributed
  (distribution in excess
  of) net
  investment income......    $     2       $   --          19
                           ------------   --------   ---------
                           ------------   --------   ---------

* Commencement of investment operations.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                             CAPITAL       MAXIMUM         HIGH        FIXED                       MONEY
                             GROWTH      APPRECIATION     QUALITY      INCOME    INTERNATIONAL     MARKET
                            PORTFOLIO     PORTFOLIO     STOCK FUND      FUND      ACTIVE FUND       FUND
                           -----------   ------------   -----------  ----------  -------------   ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS FOR THE
  PERIOD ENDED
  DECEMBER 31, 1997
  Net investment income..  $     3,441     $  1,462     $   85,262   $  173,609   $   68,081     $   66,964
  Net realized gain
    (loss)                       2,459        2,634        229,655       16,311     (736,159)            --
  Change in unrealized
    appreciation
    (depreciation)
    during the period....        4,262        5,659      1,669,979      128,025      286,351             --
                           -----------   ------------   -----------  ----------  -------------   ----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       10,162        9,755      1,984,896      317,945     (381,727)        66,964

  DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
  Net investment income..       (3,441)      (1,462)       (85,247 )   (173,971)     (17,693)       (66,964)

  Net realized gain......       (2,492)      (2,649)      (142,176 )    (16,311)          --             --
  FUND SHARE TRANSACTIONS
    (NOTE 5).............      812,120      239,094     10,757,591    5,479,024   10,203,685      2,356,341
                           -----------   ------------   -----------  ----------  -------------   ----------
  TOTAL INCREASE IN NET
    ASSETS...............      816,349      244,738     12,515,064    5,606,687    9,804,265      2,356,341
NET ASSETS:
  Beginning of period....           --           --             --           --           --          5,000
                           -----------   ------------   -----------  ----------  -------------   ----------
  End of period (a)......  $   816,349     $244,738     $12,515,064  $5,606,687   $9,804,265     $2,361,341
                           -----------   ------------   -----------  ----------  -------------   ----------
                           -----------   ------------   -----------  ----------  -------------   ----------

(a) Including
  undistributed
  (distribution in excess
  of) net
  investment income......  $        --     $     32     $       15   $       --   $  (12,039)    $       --
                           -----------   ------------   -----------  ----------  -------------   ----------
                           -----------   ------------   -----------  ----------  -------------   ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
    (For a share of beneficial interest outstanding throughout each period)

                                                 CAPITAL PRESERVATION      INCOME ORIENTED PORTFOLIO
                                                       PORTFOLIO
                                               -------------------------   -------------------------
                                                  YEAR         PERIOD         YEAR         PERIOD
                                                  ENDED         ENDED         ENDED         ENDED
                                                12/31/98      12/31/97*     12/31/98      12/31/97*
                                               -----------   -----------   -----------   -----------
Net asset value, beginning of period.........    $   10.23     $ 10.00       $   10.63     $   10.00
                                               -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................         0.39        0.24            0.24          0.20
Net realized and unrealized gain on
 investments.................................         0.13        0.26            0.58          0.68
                                               -----------   -----------   -----------   -----------
Total from investment operations.............         0.52        0.50            0.82          0.88
                                               -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS FROM:
Net investment income........................        (0.39)      (0.24)          (0.24)        (0.20)
Net realized gains...........................        (0.21)      (0.03)          (0.29)        (0.05)
                                               -----------   -----------   -----------   -----------
Total distributions..........................        (0.60)      (0.27)          (0.53)        (0.25)
                                               -----------   -----------   -----------   -----------
Net asset value, end of period...............    $   10.15     $ 10.23       $   10.92     $   10.63
                                               -----------   -----------   -----------   -----------
                                               -----------   -----------   -----------   -----------
Total return (2).............................         5.17%       4.92%           7.73%         8.84%
                                               -----------   -----------   -----------   -----------
                                               -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period....................    $ 728,187     $26,774       $  34,335     $   8,256

Ratio of operating expenses to average net
 assets (1)..................................           --          --              --            --

Ratio of operating expenses to average net
 assets, before voluntary expense
 reimbursement...............................         5.47%     161.07%         216.12%     1,978.36%

Ratio of net investment income to average net
 assets (1)..................................         4.42%       8.69%           4.66%        26.94%

Ratio of net investment loss to average net
 assets, before voluntary expense
 reimbursement...............................        (1.05)%   (152.38)%       (211.46)%   (1,951.42)%

Portfolio turnover rate......................           92%         32%             11%           %0

------------------------

(1) Net investment income and operating expenses are after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not reimbursed expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the periods shown.

* Investment operations commenced on May 9, 1997. Percentage amounts for the period have been annualized, except total return and portfolio turnover rate.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
    (For a share of beneficial interest outstanding throughout each period)

                                          GROWTH & INCOME PORTFOLIO   CAPITAL GROWTH PORTFOLIO
                                          -------------------------   -------------------------
                                             YEAR         PERIOD         YEAR         PERIOD
                                             ENDED         ENDED         ENDED         ENDED
                                           12/31/98      12/31/97*     12/31/98      12/31/97*
                                          -----------   -----------   -----------   -----------
Net asset value, beginning of period....    $   10.72     $ 10.00       $   11.04     $   10.00
                                          -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.23        0.18            0.14          0.13
Net realized and unrealized gain on
 investments............................         0.77        0.84            1.03          1.13
                                          -----------   -----------   -----------   -----------
Total from investment operations........         1.00        1.02            1.17          1.26
                                          -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS FROM:
Net investment income...................        (0.23)      (0.18)          (0.14)        (0.13)
Net realized gains......................        (0.40)      (0.12)          (0.53)        (0.09)
                                          -----------   -----------   -----------   -----------
Total distributions.....................        (0.63)      (0.30)          (0.67)        (0.22)
                                          -----------   -----------   -----------   -----------
Net asset value, end of period..........    $   11.09     $ 10.72       $   11.54     $   11.04
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
Total return (2)........................         9.33%      10.25%          10.65%        12.67%
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period...............    $ 607,696     $180,830      $1,414,955    $ 816,349

Ratio of operating expenses to average
 net
 assets (1).............................           --          --              --            --

Ratio of operating expenses to average
 net assets, before voluntary expense
 reimbursement..........................         9.96%      30.27%           4.91%        20.00%

Ratio of net investment income to
 average net
 assets (1).............................         3.62%       7.93%           2.50%         6.13%

Ratio of net investment loss to average
 net assets, before voluntary expense
 reimbursement..........................        (6.34)%    (22.34)%         (2.41)%      (13.87)%

Portfolio turnover rate.................           %4          24%             77%           %2

------------------------

(1) Net investment income and operating expenses are after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not reimbursed expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the periods shown.

* Investment operations commenced on May 9, 1997. Percentage amounts for the period have been annualized, except total return and portfolio turnover rate.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
    (For a share of beneficial interest outstanding throughout each period)

                                            MAXIMUM APPRECIATION
                                                                            HIGH QUALITY
                                                  PORTFOLIO                  STOCK FUND
                                          -------------------------   -------------------------
                                             YEAR         PERIOD         YEAR         PERIOD
                                             ENDED         ENDED         ENDED         ENDED
                                           12/31/98      12/31/97*     12/31/98      12/31/97*
                                          -----------   -----------   -----------   -----------
Net asset value, beginning of period....    $   11.29     $ 10.00       $   11.74     $   10.00
                                          -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.06        0.07            0.09          0.08
Net realized and unrealized gain on
 investments............................         1.32        1.41            1.29          1.88
                                          -----------   -----------   -----------   -----------
Total from investment operations........         1.38        1.48            1.38          1.96
                                          -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS FROM:
Net investment income...................        (0.06)      (0.07)          (0.09)        (0.08)
Net realized gains......................        (0.71)      (0.12)          (0.94)        (0.14)
                                          -----------   -----------   -----------   -----------
Total distributions.....................        (0.77)      (0.19)          (1.03)        (0.22)
                                          -----------   -----------   -----------   -----------
Net asset value, end of period..........    $   11.90     $ 11.29       $   12.09     $   11.74
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
Total return (2)........................        12.28%      14.82%          11.78%        19.72%
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period...............    $ 899,069     $244,738     1$4,308,347   1$2,515,064

Ratio of operating expenses to average
 net assets (1).........................           --          --            0.90%         0.90%

Ratio of operating expenses to average
 net assets, before voluntary expense
 reimbursement..........................         7.04%      24.59%           1.78%         1.08%

Ratio of net investment income to
 average net assets (1).................         0.85%       3.19%           0.77%         1.18%

Ratio of net investment income (loss) to
 average net assets, before voluntary
 expense reimbursement..................        (6.19)%    (21.40)%         (0.11)%        1.00%

Portfolio turnover rate.................           25%          6%             35%           14%

------------------------

(1) Net investment income and operating expenses are after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not reimbursed expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the periods shown.

* Investment operations commenced on May 9, 1997. Percentage amounts for the period have been annualized, except total return and portfolio turnover rate.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
    (For a share of beneficial interest outstanding throughout each period)

                                                    FIXED                   INTERNATIONAL
                                                 INCOME FUND                 ACTIVE FUND
                                          -------------------------   -------------------------
                                             YEAR         PERIOD         YEAR         PERIOD
                                             ENDED         ENDED         ENDED         ENDED
                                           12/31/98      12/31/97*     12/31/98      12/31/97*
                                          -----------   -----------   -----------   -----------
Net asset value, beginning of period....    $   10.26     $   10.00     $    9.60     $   10.00
                                          -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.52          0.34          0.07          0.07
Net realized and unrealized gain (loss)
 on investments.........................         0.28          0.29          2.12         (0.45)
                                          -----------   -----------   -----------   -----------
Total from investment operations........         0.80          0.63          2.19         (0.38)
                                          -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS FROM:
Net investment income...................        (0.52)        (0.34)           --         (0.02)
Net realized gains......................        (0.27)        (0.03)           --            --
                                          -----------   -----------   -----------   -----------
Total distributions.....................        (0.79)        (0.37)           --         (0.02)
                                          -----------   -----------   -----------   -----------
Net asset value, end of period..........    $   10.27     $   10.26     $   11.79     $    9.60
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
Total return (2)........................         7.82%         6.30%        22.78%        (3.80)%
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period...............    $6,159,665    $5,606,687   1$2,133,068    $9,804,265

Ratio of operating expenses to average
 net assets (1).........................         0.90%         0.90%         1.15%         1.15%

Ratio of operating expenses to average
 net assets, before voluntary expense
 reimbursement..........................         3.01%         1.57%         2.80%         1.68%

Ratio of net investment income to
 average net assets (1).................         4.93%         5.13%         0.61%         1.04%

Ratio of net investment income (loss) to
 average net assets, before voluntary
 expense reimbursement..................         2.82%         4.46%        (1.04)%        0.51%

Portfolio turnover rate.................           29%          157%           35%           61%

------------------------

(1) Net investment income and operating expenses are after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not reimbursed expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the periods shown.

* Investment operations commenced on May 9, 1997. Percentage amounts for the period have been annualized, except total return and portfolio turnover rate.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
    (For a share of beneficial interest outstanding throughout each period)

                                                 MONEY MARKET FUND
                                          -------------------------------
                                               YEAR            PERIOD
                                              ENDED            ENDED
                                             12/31/98        12/31/97*
                                          --------------   --------------
Net asset value, beginning of period....    $       1.00     $       1.00
                                          --------------   --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................            0.05             0.03
Net realized and unrealized gain on
 investments............................              --               --
                                          --------------   --------------
Total from investment operations........            0.05             0.03
                                          --------------   --------------
LESS DISTRIBUTIONS FROM:
Net investment income...................           (0.05)           (0.03)
Net realized gains......................              --               --
                                          --------------   --------------
Total distributions.....................           (0.05)           (0.03)
                                          --------------   --------------
Net asset value, end of period..........    $       1.00     $       1.00
                                          --------------   --------------
                                          --------------   --------------
Total return (2)........................            5.02%            3.31%
                                          --------------   --------------
                                          --------------   --------------
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period...............    $  2,227,268     $  2,361,341

Ratio of operating expenses to average
 net assets (1).........................            0.65%            0.65%

Ratio of operating expenses to average
 net assets, before voluntary expense
 reimbursement..........................            6.92%            2.67%

Ratio of net investment income to
 average net assets (1).................            4.90%            5.03%

Ratio of net investment income (loss) to
 average net assets, before voluntary
 expense reimbursement..................           (1.37)%           3.01%

Portfolio turnover rate.................             N/A              N/A

------------------------

(1) Net investment income and operating expenses are after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not reimbursed expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the periods shown.

* Investment operations commenced on May 9, 1997. Percentage amounts for the period have been annualized, except total return and portfolio turnover rate.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

NOTE 1 -- ORGANIZATION

PB Series Trust (the "Trust"), formerly Providian Series Trust, was organized as a Massachusetts business trust on October 22, 1996 and is registered under the Investment Company Act of 1940 and the Securities Act of 1933 as a diversified, no-load, open-end management investment company. The Trust is a "series type" of mutual fund which issues separate classes (or series) of stock, each of which represents a separate diversified portfolio of investments. The Trust is currently composed of nine series which consist of five investment portfolios (Capital Preservation Portfolio, Income Oriented Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, and Maximum Appreciation Portfolio-collectively, the "Portfolios") and four underlying funds (High Quality Stock Fund, Fixed Income Fund, International Active Fund, and Money Market Fund - collectively the "Funds").

The Portfolios seek to achieve their investment objectives by investing within specific ranges among the Funds. Each Fund has differing investment objectives and policies. Shares of the Portfolios are offered to separate accounts of insurance companies to fund variable annuity contracts.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS -- Securities held by the Funds (other than the Money Market Fund) that are traded on a national securities exchange are valued on the basis of the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the last quoted bid price. Bonds and other fixed income securities with maturities greater than 60 days at the time of purchase are valued by a pricing service. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. The Money Market Fund by the approval of the Board of Trustees utilizes the amortized cost method for valuing securities, whereby all investments are valued at cost on the date of purchase and thereafter adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the investments cost. This method generally results in values that approximate market.

FOREIGN SECURITIES -- Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or if closing prices are unavailable, at the last bid price available prior to the time a Fund's net asset value is determined. Foreign prices are furnished by quotation services expressed in the local currency's value and translated into U.S. dollars at the current rate of exchange.

REPURCHASE AGREEMENTS -- The Trust may enter into repurchase agreements with institutions that the Trust's investment advisor, PB Investment Advisors, Inc. (formerly Providian Investment Advisors, Inc.), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to 102 percent of the principal amount, including interest, of the repurchase agreement. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and or retention of the collateral or proceeds may be subject to legal proceedings.

The Trust may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Funds based on their pro-rata interest.

INVESTMENT TRANSACTIONS -- Investment security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from security transactions are determined on an identified cost basis, which is also used for tax purposes.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued as earned. Premiums and discounts (including original issue discounts) on debt securities are amortized. Investment income is recorded net of foreign taxes withheld if recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS -- The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates supplied by a quotation service. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss on investments in the statement of operations.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign currency exchange gains and losses arise from changes in the value of receivables and payables due to changes in exchange rates.

FORWARD CURRENCY CONTRACTS -- A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Fund as an unrealized gain or loss. Realized gains and losses are recognized when contracts are settled and are reflected in the statement of operations. The Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract (such risk is limited to the unrealized gain, if any) or if the value of the currency changes unfavorably. The International Active Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for the purpose of increasing exposure to a foreign currency to hedge against adverse changes in the value of another currency when exchange rates between the two currencies are positively correlated.

EXPENSES -- Expenses directly attributable to a Portfolio or Fund are charged to that Portfolio or Fund. Expenses not directly attributable to a Portfolio or Fund are allocated among the affected Portfolios and Funds based on relative net assets of each Portfolio and Fund. Costs related to the organization and registration of the Trust have been funded by Commonwealth General Corporation
(CGC) and its subsidiaries. The Trust will not reimburse CGC for these organizational costs.

ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS -- Each of the Portfolios and Funds (except the Money Market Fund) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Fund declares dividends daily and distributes monthly. All distributions are reinvested in the shares of the relevant Portfolio/Fund at net asset value. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales and "post October 31 losses." Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES -- Each Portfolio and Fund is treated as a separate entity for federal tax purposes. Each Portfolio and Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Portfolio and Fund will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios and Funds will not be subject to a federal excise tax. As of December 31, 1998, the International Active Fund has a capital loss carryforward, for Federal income tax purposes, of $232,191 expiring in December 31, 2005.

On the Statement of Assets and Liabilities, as a result of permanent book-tax differences, reclassifications have been made between the paid in capital, undistributed (distribution in excess of ) net investment income, and accumulated net realized gain (loss) on investments and foreign currency transactions accounts. These reclassifications have no impact on the net asset value of the Portfolios and Funds.

The Portfolios and Funds designated long term capital gain dividends paid during the year ended December 31, 1998 for the purpose of the dividends paid deduction on each Portfolio's and Fund's federal income tax return as follows:

Capital Preservation Portfolio     $   6,219
Income Oriented Portfolio                491
Growth & Income Portfolio             10,542
Capital Growth Portfolio              22,350
Maximum Appreciation Portfolio        16,168
High Quality Stock Fund              342,120
Fixed Income Fund                    145,608

NOTE 3 -- AGREEMENTS AND FEES

PB Investment Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of CGC, which is a wholly owned indirect subsidiary of AEGON N.V., has been retained under an Investment Advisory Agreement ( the "Agreement") with the Trust, to supervise the management and investment program of the Trust. The Advisor manages the affairs of the Trust subject to the supervision of the Board of Trustees. The Advisor does not receive an investment management fee for the advisory and asset allocation services it provides to the Portfolios.

As full compensation for its services under the Agreement, each Fund will pay the Advisor a monthly fee at the following annual rates based on the average daily net assets of each Fund:

High Quality Stock Fund                      0.65%
Fixed Income Fund                            0.65%
International Active Fund                    0.90%
Money Market Fund                            0.40%

Under the Agreement, the Advisor has agreed to waive and absorb all operating expenses of each Portfolio and to limit the operating expenses of each Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Advisor until the earlier of the end of three years after commencement of operations or the termination by the Trustees but not the Advisor of the Agreement. For the period ended December 31, 1998, the Advisor agreed to reimburse the Trust $711,751 for expenses in excess of the voluntary expense limitations. As of December 31, 1998, $85,978 was owed to the Trust by the Advisor.

The Advisor has entered into a Sub-Advisory Agreement with Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), wherein Atlanta Capital will serve as sub-advisor to the Portfolios. Subject to the supervision and direction of the Board of Trustees, Atlanta Capital will determine how each Portfolio's assets will be invested in the Funds. Atlanta Capital also serves as sub-advisor of the High Quality Stock Fund and the Fixed Income Fund. As compensation for its services, with respect to the High Quality Stock Fund and the Fixed Income Fund, the Advisor pays Atlanta Capital a fee equal to 0.50% annually on assets up to $25 million, 0.40% annually on assets above $25 million and up to $50 million, and 0.30% annually on assets above $50 million.

The Advisor has entered into a Sub-Advisory Agreement with Blairlogie Capital Management ("Blairlogie"), wherein Blairlogie will serve as sub-advisor to the International Active Fund. As compensation for its services, the Advisor pays Blairlogie a fee equal to 0.65% annually on assets up to $50 million, and 0.50% annually on assets above $50 million.

The Advisor has entered into a Sub-Advisory Agreement with Federated Investment Counseling ("Federated"), wherein Federated will serve as sub-advisor to the Money Market Fund. As compensation for its services, the Advisor pays Federated a fee equal to 0.25% annually on assets up to $75 million, and 0.20% annually on assets above $75 million.

Each Trustee of the Trust who is not an interested person of the Trust, Advisor or Sub-Advisors receives $1,500 for each Trustees' meeting in which he participates.

NOTE 4 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 1998 were as follows:

                                   Non-U.S.       U.S.       Non-U.S.       U.S.
                                  Government   Government   Government   Government
                                   Purchases    Purchases      Sales        Sales
                                  --------------------------------------------------
Capital Preservation
 Portfolio......................  $   619,874   $      --    $ 267,145    $      --
Income Oriented Portfolio.......       23,623          --        1,466           --
Growth & Income Portfolio.......      390,788          --       11,899           --
Capital Growth Portfolio........    1,239,146          --      566,112           --
Maximum Appreciation
 Portfolio......................      751,625          --      118,384           --
High Quality Stock Fund.........    4,662,687          --    4,331,906           --
Fixed Income Fund...............      102,027   1,072,227           --    1,394,306
International Active Fund.......    4,187,899          --    3,767,071           --
Money Market Fund...............           --          --           --           --

Gross unrealized appreciation and depreciation at December 31, 1998, based on the identified cost for income tax purposes, are as follows:

                                                                          Net
                                              Gross        Gross       Unrealized
                              Identified   Unrealized    Unrealized   Appreciation
                                 Cost      Appreciation (Depreciation) (Depreciation)
                              ----------------------------------------------------
Capital Preservation
 Portfolio..................  $   734,993   $      --    $   (6,720)   $   (6,720)
Income Oriented Portfolio...       34,342         435          (441)           (6)
Growth & Income Portfolio...      602,712      10,845        (5,847)        4,998
Capital Growth Portfolio....    1,403,261      20,133        (8,439)       11,694
Maximum Appreciation
 Portfolio..................      883,280      15,789            --        15,789
High Quality Stock Fund.....   12,166,101   2,814,863      (666,113)    2,148,750
Fixed Income Fund...........    5,971,897     127,210        (1,014)      126,196
International Active Fund...   10,067,891   2,522,885      (432,860)    2,090,025
Money Market Fund...........    2,242,000          --            --            --

NOTE 5 -- SHAREHOLDER TRANSACTIONS:

Transactions in shares and dollars were as follows:

                                                CAPITAL PRESERVATION PORTFOLIO
                                               YEAR ENDED          MAY 9, 1997* TO
                                           DECEMBER 31, 1998      DECEMBER 31, 1997
                                          --------------------  ---------------------
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................    116,072  $1,203,585     2,897  $   29,813
Shares issued to shareholders in
 reinvestment of dividends..............      4,047     41,065         66         676
Shares redeemed.........................    (50,971)  (536,612)      (345)     (3,526)
                                          ---------  ---------  ---------  ----------
Net increase............................     69,148  $ 708,038      2,618  $   26,963
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------


                                                   INCOME ORIENTED PORTFOLIO
                                               YEAR ENDED          MAY 9, 1997* TO
                                           DECEMBER 31, 1998      DECEMBER 31, 1997
                                          --------------------  ---------------------
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................      2,375  $  26,155        759  $    8,139
Shares issued to shareholders in
 reinvestment of dividends..............        146      1,591         18         192
Shares redeemed.........................       (154)    (1,734)        --          --
                                          ---------  ---------  ---------  ----------
Net increase............................      2,367  $  26,012        777  $    8,331
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------

                                                   GROWTH & INCOME PORTFOLIO
                                               YEAR ENDED          MAY 9, 1997* TO
                                           DECEMBER 31, 1998      DECEMBER 31, 1997
                                          --------------------  ---------------------
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................     36,116  $ 403,380     17,738  $  189,436
Shares issued to shareholders in
 reinvestment of dividends..............      2,932     32,363        468       5,015
Shares redeemed.........................     (1,135)   (13,001)    (1,337)    (14,478)
                                          ---------  ---------  ---------  ----------
Net increase............................     37,913  $ 422,742     16,869  $  179,973
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------

                                                   CAPITAL GROWTH PORTFOLIO
                                               YEAR ENDED          MAY 9, 1997* TO
                                           DECEMBER 31, 1998      DECEMBER 31, 1997
                                          --------------------  ---------------------
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................     92,950  $1,079,786    73,664  $  809,314
Shares issued to shareholders in
 reinvestment of dividends..............      6,822     78,142        538       5,933
Shares redeemed.........................    (51,041)  (566,846)      (282)     (3,127)
                                          ---------  ---------  ---------  ----------
Net increase............................     48,731  $ 591,082     73,920  $  812,120
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------

*  Date of commencement of investment operations.

Transactions in shares and dollars were as follows:

                                                MAXIMUM APPRECIATION PORTFOLIO
                                               YEAR ENDED          MAY 9, 1997* TO
                                           DECEMBER 31, 1998      DECEMBER 31, 1997
                                          --------------------  ---------------------
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................     59,275  $ 708,305     21,714  $  239,372
Shares issued to shareholders in
 reinvestment of dividends..............      4,602     54,259        365       4,111
Shares redeemed.........................    (10,017)  (118,379)      (400)     (4,389)
                                          ---------  ---------  ---------  ----------
Net increase............................     53,860  $ 644,185     21,679  $  239,094
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------


                                                    HIGH QUALITY STOCK FUND
                                               YEAR ENDED          MAY 9, 1997* TO
                                           DECEMBER 31, 1998      DECEMBER 31, 1997
                                          --------------------  ---------------------
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................    113,975  $1,383,167 1,065,710  $10,755,139
Shares issued to shareholders in
 reinvestment of dividends..............     90,856  1,087,269     19,722     227,423
Shares redeemed.........................    (87,079) (1,056,224)   (19,810)   (224,971)
                                          ---------  ---------  ---------  ----------
Net increase............................    117,752  $1,414,212 1,065,622  $10,757,591
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------

                                                       FIXED INCOME FUND
                                               YEAR ENDED          MAY 9, 1997* TO
                                           DECEMBER 31, 1998      DECEMBER 31, 1997
                                          --------------------  ---------------------
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................    100,063  $1,046,161   528,711  $5,297,080
Shares issued to shareholders in
 reinvestment of dividends..............     41,187    422,335     18,554     190,282
Shares redeemed.........................    (87,806)  (913,849)      (798)     (8,338)
                                          ---------  ---------  ---------  ----------
Net increase............................     53,444  $ 554,647    546,467  $5,479,024
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------

                                                   INTERNATIONAL ACTIVE FUND
                                               YEAR ENDED          MAY 9, 1997* TO
                                           DECEMBER 31, 1998      DECEMBER 31, 1997
                                          --------------------  ---------------------
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................     31,091  $ 345,792  1,019,442  $10,188,787
Shares issued to shareholders in
 reinvestment of dividends..............         --         --      1,860      17,693
Shares redeemed.........................    (23,373)  (237,696)      (292)     (2,795)
                                          ---------  ---------  ---------  ----------
Net increase............................      7,718  $ 108,096  1,021,010  $10,203,685
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------

*  Date of commencement of investment operations.

Transactions in shares and dollars were as follows:

                                                      MONEY MARKET FUND
                                              YEAR ENDED           MAY 9, 1997* TO
                                           DECEMBER 31, 1998      DECEMBER 31, 1997
                                         ---------------------  ---------------------
                                          SHARES     DOLLARS     SHARES     DOLLARS
                                         ---------  ----------  ---------  ----------
Shares sold............................    857,518  $  857,518  2,378,461  $2,378,461
Shares issued to shareholders in
 reinvestment of dividends.............    103,370     103,370     66,964      66,964
Shares redeemed........................  (1,094,961) (1,094,961)   (89,084)    (89,084)
                                         ---------  ----------  ---------  ----------
Net increase...........................   (134,073) $ (134,073) 2,356,341  $2,356,341
                                         ---------  ----------  ---------  ----------
                                         ---------  ----------  ---------  ----------

*  Date of commencement of investment operations.

NOTE 6 -- FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 1998, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL ACTIVE FUND

                                       U.S. DOLLAR
                                         COST ON    U.S. DOLLAR    UNREALIZED
 CURRENCY     CURRENCY    SETTLEMENT   ORIGINATION    CURRENT     APPRECIATION
 PURCHASED      SOLD         DATE         DATE         VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
GBP.......          USD    1/15/1999    $ 506,400    $ 497,820      $  (8,580)
USD.......          DEM    1/15/1999    1,440,663    1,438,332          2,331
                                                                      -------
                                                                    $  (6,249)
                                                                      -------
                                                                      -------

GBP - Great British Pound
DEM - Deutsche Mark
USD - United States Dollar

NOTE 7 -- SUBSEQUENT EVENT

On February 2, 1999, the PB Series Trust Board of Trustees approved a plan to liquidate and close the Trust with a target date of March 31, 1999. In January 1999, a termination agreement was reached between Diversified Financial Products and PGA Golf Enterprises to end the annuity program. The PB Series Trust provided the investment options for that annuity program. The Trust will be closed when all annuity contracts have been terminated.

                                PB SERIES TRUST

                            ------------------------

                        TRUSTEES AND EXECUTIVE OFFICERS

      Thomas J. Hartlage, TRUSTEE, CHIEF EXECUTIVE OFFICER AND PRESIDENT *
                            David L. Eager, TRUSTEE
                        Jesse A. Holshouser III, TRUSTEE
                         William T. Mills III, TRUSTEE
                            Kirk W. Buese, TRUSTEE *
                   Michael G. Ayers, CHIEF FINANCIAL OFFICER
                          R. Michael Slaven, SECRETARY
                   Michael G. Herp, VICE PRESIDENT, TREASURER
                              * INTERESTED TRUSTEE

                            ------------------------

                    Ernst & Young LLP, INDEPENDENT AUDITORS
       Jorden Burt Boros Cicchetti Berenson & Johnson LLP, LEGAL COUNSEL
                PB Investment Advisors, Inc., INVESTMENT ADVISOR

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.